UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ELITE HEALTH SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ELITE HEALTH SYSTEMS INC.

1131 W. 6th Street, Suite 225

Ontario, CA 91762

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 14, 2025

You are cordially invited to attend a Special Meeting of Stockholders (the “Meeting”) of ELITE HEALTH SYSTEMS INC., a Delaware corporation (“Elite,” “we,” “us”, “our” or the "Company") that will be held virtually, over the Internet, on October 14, 2025 at 9:00 a.m. (Pacific time), for the following purposes:

1.    To elect as directors to the Company’s Board of Directors the five nominees named in the proxy statement to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified (the “Board Election Proposal”);

2.    To vote on a proposal to amend the Company’s Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from 25,000,000 shares to 50,000,000 (the “Authorized Shares Increase Proposal”);

3.    To vote on a proposal to approve the Company’s 2025 Equity Incentive Plan with 4,500,000 maximum aggregate number of shares of common stock subject to the plan (the “2025 Equity Incentive Plan Proposal”);

4.    To vote on a proposal to approve the acquisition of Physician Support Systems, Inc. (“PSS”) by issuing 3,158,000 shares of the Company’s common stock pursuant to the terms of a share exchange agreement (the “Acquisition Agreement”) between the Company and the stockholders of PSS (the “Acquisition”, and such proposal to approve the Acquisition, the “Acquisition Proposal”);

5.    To ratify the appointment of Mercurius & Associates LLP as our independent auditors for the fiscal year ending December 31, 2025 (the “Approval of Independent Auditor Proposal”);

6.    To approve of possible adjournment of the Meeting from time to time to solicit additional proxies in favor of any one or more of the matters identified above for consideration at the Meeting if determined by the chairperson of the Meeting to be necessary or appropriate (the “Adjournment Proposal”); and

7.    To transact such other business as may properly come before the meeting or any adjournments thereof.

All the above matters are more fully described in the accompanying Proxy Statement.

The Meeting will be a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/EHSI2025SM. You will be able to vote your shares electronically at www.proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares.

Only holders of record of our common stock at the close of business on August 25, 2025 (the “Record Date”) are entitled to notice of, and to vote at, this virtual Annual Meeting or any adjournment or adjournments thereof. You are invited to attend the virtual Meeting if you are a stockholder of record or a beneficial owner of shares of our common stock as of the Record Date.

Please complete and return the enclosed proxy in the envelope provided or follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet.

By Order of the Board of Directors,

Ontario, CA	Ken Minor
September __, 2025	Secretary

If you cannot personally attend the virtual Meeting, it is earnestly requested that you promptly indicate your vote on the issues included on the enclosed proxy and date, sign and mail it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States or, follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet. Doing so will save us the expense of further mailings. If you sign and return your proxy card without marking choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

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ELITE HEALTH SYSTEMS INC.

1131 W. 6th Street, Suite 225

Ontario, CA 91762

September __, 2025

PROXY STATEMENT

The Board of Directors of the Company (the “Board"), hereby solicits the enclosed proxy. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies with respect to the items described in the Notice of Meeting as follows:

FOR the election of each director nominee named herein to the Company’s Board pursuant to the Board Election Proposal;

FOR the proposal to amend the Company’s Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from 25,000,000 shares to 50,000,000 pursuant to the Authorized Shares Increase Proposal;

FOR the proposal to approve the Company’s 2025 Equity Incentive Plan with 4,500,000 maximum aggregate number of shares of common stock subject to the plan pursuant to the 2025 Equity Incentive Plan Proposal;

FOR the proposal to acquire PSS by issuing 3,158,000 shares of the Company’s common stock pursuant to the terms of the Acquisition Agreement between the Company and the stockholders of PSS pursuant to the Acquisition Proposal;

FOR the ratification of the appointment of Mercurius & Associates LLP as independent auditors of Elite for the fiscal year ending December 31, 2025 pursuant to the Approval of Independent Auditor Proposal; and

FOR the proposal to adjourn the Meeting from time to time to solicit additional proxies in favor of any one or more of the matters identified above for consideration at the Meeting if determined by the chairperson of the Meeting to be necessary or appropriate pursuant to the Adjournment Proposal.

Proxies may also be authorized by telephone or over the Internet by following the instructions on the proxy card. Any stockholder giving a proxy may revoke it [BY REVOKE METHOD] at any time prior to the voting of such proxy. This Proxy Statement and the accompanying proxy are being mailed on or about September __, 2025.

Each holder of the Company’s common stock will be entitled to one vote for each share of common stock standing in his or her name on our books at the close of business on August 25, 2025 (the “Record Date”). Only holders of issued and outstanding shares of the Company’s common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting, including any adjournment or postponement thereof. On that date, we had outstanding and entitled to vote 21,939,924 shares of common stock, held by approximately 500 stockholders, of which approximately 300 were held beneficially with a broker or in street name.

The Meeting will be a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/EHSI2025SM. You will be able to vote your shares electronically at proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on October 14, 2025: this Proxy Statement may be accessed at: www.proxyvote.com

QUORUM; VOTES REQUIRED

Votes cast by proxy or in person at the virtual Meeting will be tabulated by the inspector of elections appointed for the virtual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as present and entitled to vote for any other purpose. A majority of the shares of stock issued, outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the virtual Meeting. The election of each nominee to the Board of Directors requires a plurality of votes properly cast. Approval of the Authorized Shares Increase Proposal, the 2025 Equity Incentive Plan Proposal and the Acquisition Proposal require the affirmative vote of a majority of the votes cast at the virtual Meeting. If you abstain from voting or withhold your vote on either of these proposals, it will have the same effect as a vote against the proposals. The Approval of Independent Auditor Proposal and the Adjournment Proposal require the affirmative vote of the holders of a majority of the votes cast at the Meeting. If you abstain or withhold your vote on these proposals, it will have no effect on the outcome of the proposal.

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The New York Stock Exchange ("NYSE") has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Such brokers typically follow these rules whether or not listed companies are listed on the NYSE. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain discretionary matters but do not have discretion to vote uninstructed shares as to certain other non-discretionary matters. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a "broker non-vote". Under current NYSE interpretations, the Independent Auditor Proposal is considered a discretionary matter while the other proposals are considered non-discretionary matters. As a result, while broker non-votes will count toward the quorum requirement, they will not count toward the election of the nominees to the Board of Directors or to the determination of whether the Authorized Shares Increase Proposal, the 2025 Equity Incentive Plan Proposal or the Acquisition Proposal is approved.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held virtually, over the Internet, on October 14, 2025 at 9:00 a.m. (Pacific time).

HOW TO VOTE AT THE MEETING

The Meeting will be a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/EHSI2025. You will be able to vote your shares electronically at proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares. Furthermore, you are entitled to rescind or change your vote via chat at any time prior to the adjournment of the Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

The following are some questions that you, as a holder of Elite common stock, may have regarding the Meeting and the proposals presented herein and brief answers to such questions. Elite urges you to carefully read this entire proxy statement and the documents referred to in this proxy statement because the information in this section does not provide all of the information that may be important to you as a stockholder of Elite with respect to such proposals.

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a holder of Elite common stock as of the close of business on August 25, 2025 (the “Record Date”), and you are entitled to notice of, and to vote at, the Meeting. This proxy statement contains important information about the Meeting, the various proposals presented and the other business to be considered by Elite stockholders at the Meeting, and you should read it carefully and in its entirety.

What proposals are the stockholders being asked to consider at the Meeting?

At the Meeting, you will be asked to vote regarding the following matters:

1.         To elect as directors to the Company’s Board of Directors the five nominees named in the proxy statement to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified pursuant to the Board Election Proposal;

2.         To vote on a proposal to amend the Company’s Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from 25,000,000 shares to 50,000,000 pursuant to the Authorized Shares Increase Proposal;

3.         To vote on a proposal to approve the Company’s 2025 Equity Incentive Plan with 4,500,000 maximum aggregate number of shares of common stock subject to the plan pursuant to the 2025 Equity Incentive Plan Proposal;

4.         To vote on a proposal to acquire PSS by issuing 3,158,000 shares of the Company’s common stock in connection with the Acquisition Agreement pursuant to the Acquisition Proposal;

5.         To ratify the appointment of Mercurius & Associates LLP as our independent auditors for the fiscal year ending December 31, 2025 pursuant to the Approval of Independent Auditor Proposal;

6.         To adjourn the Meeting from time to time to solicit additional proxies in favor of any one or more of the matters identified above for consideration at the Meeting if determined by the chairperson of the Meeting to be necessary or appropriate pursuant to the Approval of Independent Auditor Proposal; and

7.         To transact such other business as may properly come before the meeting or any adjournments thereof.

The Elite Board is not aware of any other business to be conducted at the Meeting.

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When and where will the Meeting take place?

The Meeting will be held on October 14, 2025 at 9:00 a.m. Pacific time. The Meeting will be held via the Internet at a webcast at www.virtualshareholdermeeting.com/EHSI2025SM. Elite encourages you to vote your shares prior to the Meeting regardless of whether you intend to attend virtually via the webcast.

Where can we get technical assistance if we are having trouble accessing the Meeting or during the Meeting?

If you have difficulty accessing the Meeting or during the Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Why is the purpose of the Authorized Shares Increase Proposal?

The proposal to increase the aggregate number of shares we are authorized to issue will provide us the ability to raise additional capital such as the private placement we are currently pursuing and will allow us to make acquisitions or pursue other strategic business expansion opportunities.

What will happen to Elite if, for any reason, the Authorized Shares Increase Proposal is not approved?

As of August 25, 2025, the Company had currently outstanding 21,939,924 shares of its common stock. If the Authorized Shares Increase Proposal is not approved, which would limit the Company’s ability to issue more than 25,000,000 shares of common stock, the Company will be unable to raise the full amount proposed to be issued in connection with its ongoing private placement of up to $5 million and will not be able to complete the share issuance in connection with the Acquisition Agreement. In such event, the Company will be required to explore other avenues to raise the necessary capital to continue its business and establish alternative arrangements to secure the continuing services of PSS, and there can be no assurance that it will be in a position to do so.

What is the Acquisition Agreement?

On September __, 2025, Elite entered into the Acquisition Agreement with the shareholders of Physician Support Systems, Inc. (“PSS”), pursuant to which the Company would acquire all of the outstanding shares of capital stock of PSS in exchange for 3,158,000 newly-issued shares of the Company’s common stock. The terms of the Acquisition Agreement are described under the heading “PROPOSAL FOUR: TO APPROVE THE ACQUISITION OF PSS BY ISSUING 3,158,000 SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE TERMS OF THE ACQUISITION AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDERS OF PSS” and a copy of the Acquisition Agreement is attached as Annex A. PSS is a privately-held company, the majority of which is owned by Dr. Jeereddi, the Company’s Chief Executive Officer, and certain of his family members. The Company currently utilizes the capabilities of PSS, as well employees of PSS, in its efforts to pursue its plan to offer Medicare Advantage plans. As a result of its experience, the Company concluded that a closer relationship with PSS will enable it to more effectively grow its business in California and elsewhere.

What will happen to Elite if, for any reason, the Acquisition Agreement is not approved or the transaction is otherwise not consummated?

If, for any reason, the Acquisition is not consummated, Elite will not complete the share issuance pursuant to the Acquisition Agreement and Elite will continue to operate without owning the assets and businesses of PSS, but will likely pursue arrangements to continue to utilize the capabilities and services of PSS through contractual arrangements.

What interests do Elite’s current executive officers and directors have in the Acquisition?

The most significant interest of the Elite management team in the Acquisition is the ownership interest that Dr. Jeereddi, the Chief Executive Officer of Elite, has in PSS. He and a family member currently own approximately 90% of PSS and Dr. Jeereddi will receive approximately 1,452,680 shares of the Company’s common stock in connection with the transaction. No other director or executive officer of Elite has an interest in PSS at the present time. However, certain key employees of PSS will become employees of the Company as a result of the transaction.

Why am I being asked to consider other proposals unrelated to the Authorized Shares Increase Proposal and the Acquisition Agreement?

The timing of a special meeting to consider the Authorized Shares Increase Proposal and the Acquisition Proposal would have occurred around the time Elite would regularly hold an annual meeting of stockholders. For this reason, Elite determined to combine the two meetings in an effort to significantly reduce costs and administrative burdens and to reduce the burden on Elite stockholders who would otherwise receive two sets of proxy materials around the same time to consider and vote on two separate sets of stockholder proposals. The election of directors, the proposed 2025 Equity Incentive Plan and the ratification of the independent auditors is not a condition to Authorized Shares Increase Proposal or the closing of the Acquisition Agreement.

What are the recommendations of the Board?

After consideration and consultation with management and its professional advisors, and after recommendation by the Special Committee composed entirely of disinterested directors of the Elite Board (the “Special Committee”), the Elite Board unanimously recommends that the stockholders vote (1) “FOR” the Board Election Proposal, (2) “FOR” the Authorized Shares Increase Proposal, (3) “FOR” the 2025 Equity Incentive Plan Proposal, (4) “FOR” the Acquisition Proposal, (5) “FOR” the Approval of Independent Auditor Proposal and “FOR” the Adjournment Proposal.

What risks should I consider in deciding whether to vote in favor of the various proposals?

You should carefully review the section of this proxy statement entitled “RISK FACTORS”, which sets forth certain risks and uncertainties related to the ownership of Elite common stock, as well as risks and uncertainties to the proposals presented at the Meeting.

If approved, when do you expect the Acquisition to be consummated?

Elite currently anticipates that the Acquisition will close within several days after the Meeting to be held on October 14, 2025, but the Company cannot predict the exact timing. For more information about the conditions to the consummation of the Acquisition, please see the section titled “The Acquisition Agreement” under PROPOSAL FOUR of this proxy statement.

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What are the material U.S. federal income tax consequences of the Acquisition to Elite and its stockholders?

Elite will not recognize any gain or loss for U.S. federal income tax purposes upon consummation of the Acquisition. In addition, because the stockholders of Elite immediately prior to the consummation of the Acquisition will not sell, exchange or dispose of any shares of Elite common stock in connection with the transaction, such stockholders will not recognize any gain or loss in connection therewith.

Am I entitled to dissenters’ or appraisal rights?

No, Elite stockholders are not entitled to dissenters’ or appraisal rights in connection with the Acquisition.

Have PSS stockholders adopted the Acquisition Agreement?

Yes, the PSS stockholders have adopted the Acquisition Agreement and approved the transaction thereunder via a written consent delivered by the PSS stockholders.

Who can vote at the Meeting?

Stockholders of record who owned shares of Elite common stock on the Record Date may attend and vote at the Meeting. There were 21,939,924 shares of Elite common stock outstanding on the Record Date, August 25, 2025. All shares of Elite common stock have one vote per share and vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint Dr. Prasad Jeereddi and Ken Minor, individually, as your proxies at the Meeting. By completing and returning or submitting the proxy card as described herein or therein, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting online, Elite recommends completing and returning or submitting your proxy card before the Meeting date in the event your plans change. If no instructions are specified on your proxy card, the shares represented by the proxies will be voted in accordance with the recommendation of the Elite Board with respect to each of the matters set forth in the proxy card. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many Elite stockholders hold their shares through a bank, broker or other nominee, rather than holding share certificates in their own name. As summarized below, there are some distinctions between voting shares held of record and voting those owned beneficially.

•

Stockholders of Record. If you are a stockholder of record and do not vote over the Internet, by phone or by mailing your proxy card, your shares will not be voted unless you attend the Meeting and vote your shares electronically at the Meeting.

•

Beneficial Owners of Shares Held in Street Name. If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.”  If your shares of Elite common stock are held in “street name”, you should provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee to provide your instruction on how to vote at the Meeting.

How do I attend the Meeting?

Elite will host the Meeting live online via webcast. You may attend the Meeting live online by visiting www.virtualshareholdermeeting.com/EHSI2025SM. The live audio webcast will start at 9:00 a.m., Pacific time on October 14, 2025. Online access to the audio webcast will open 15 minutes prior to the start of the Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual meeting, you will need the 16-digit control number, which is included on your proxy card if you are a stockholder of record, or is included with your voting instruction card or voting instructions received from your broker, bank or other nominee if you hold your shares in “street name”. You are entitled to participate in the Meeting only if you were a stockholder as of the close of business on the Record Date. Beginning 15 minutes prior to, and during, the Meeting, Elite will have support available to assist with any technical difficulties that you may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the Meeting, please call the support team at the numbers listed on the web portal at the time of the Meeting.

How do I submit a question at the Meeting?

You will be able to submit your questions prior to and during the Meeting by visiting www.virtualshareholdermeeting.com/EHSI2025SM.

What is the quorum required for the Meeting?

The representation online or by proxy of holders of a majority of the voting power of the shares of Elite common stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions (meaning, for purposes of this proxy statement, an Elite stockholder who attends the Meeting in person via the Internet and does not vote or returns a proxy with “abstain” instructions) and broker non-votes will be counted as present at the Meeting. Shares present virtually during the Meeting will be considered shares of common stock represented online at the Meeting.

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Assuming that a quorum is present, what vote is required to approve each Proposal to be voted upon at the Meeting?

The proposal to elect directors requires a plurality of votes properly cast. The vote for the Authorized Shares Increase Proposal, the approval of the 2025 Equity Incentive Plan and the proposal to issue shares pursuant to the Acquisition Agreement between the Company and the shareholders of PSS require the affirmative vote of a majority of the votes cast at the Meeting. If you abstain from voting or withhold your vote on either of these proposals, it will have the same effect as a vote against the proposals. The ratification of the appointment of Mercurius & Associates, LLP and proposal to adjourn the meeting require the affirmative vote of the holders of a majority of the votes cast at the Meeting. If you abstain or withhold your vote on these proposals, it will have no effect on the outcome of the proposal.

Who will count the vote?

Representatives of Broadridge will tabulate the votes and Ken Minor shall act as inspector of election.

How do I vote?

Stockholders of Record

If you are a stockholder of record of Elite on the Record Date, you may vote in person via the Internet during the Meeting by visiting www.virtualshareholdermeeting.com/EHSI2025SM. You will need to enter the 16-digit control number included on your proxy card. Even if you plan to attend the Meeting online, Elite urges you to vote your shares by proxy in advance of the Meeting so that if you should become unable to attend the Meeting in person via the  Internet your shares will be voted as directed by you. You may submit your proxy before the Meeting in one of the following ways:

1.          Internet. To submit your proxy by Internet, visit the website shown on your proxy card.

2.          Telephone. To submit your proxy by telephone, please call 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.

3.          Mail. Simply complete, sign and date the enclosed proxy card and return it before the Meeting in the envelope provided. Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m., Eastern Time, on October 13, 2025. If the Meeting is adjourned or postponed, these deadlines may be extended.

Beneficial Owners of Shares Held in Street Name

If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Please follow the voting instructions provided by your bank, broker or other nominee to provide your instruction on how to vote at the Meeting.

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What are the effects of broker non-votes?

Banks, brokers or other nominees are not permitted to vote on “non-routine” matters without instruction from the beneficial owner. Broker non-votes occur on a matter when a bank, broker or other nominee is not permitted to vote on that matter because it is a “non-routine” matter and instructions are not given. The Acquisition Proposal, the Authorized Share Increase Proposal, the 2025 Equity Incentive Plan Proposal, the Adjournment Proposal and the Election Proposal are “non-routine” matters.

What does it mean if I received more than one proxy card?

If your shares are registered differently or in more than one account, you will receive more than one proxy card. To make certain that all of your shares are voted, please vote each proxy card either by Internet, telephone or mail before the Meeting or in person via the Internet during the Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign or submit your proxy card without providing further instructions, your shares will be counted as a vote “FOR” the Proposals.

What if I change my mind after I return my proxy?

Stockholders of Record

If you are a stockholder of record of Elite, you can revoke your proxy vote at any time before the final vote at the Meeting in any one of the following ways:

•	You may submit another properly completed proxy card with a later date or submit a new vote by telephone or through the Internet.

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You may send a timely written notice that you are revoking your proxy to the attention of Elite’s Executive Chairman at Elite’s corporate mailing address located at 1131 W 6th Street, Ontario, CA 91762

•	You may attend the Meeting and vote online at the Meeting. Simply attending the Meeting will not, by itself, revoke your proxy.

Beneficial Owners of Shares Held in Street Name

Please note, however, that if your shares are held of record by a bank, broker or other nominee, you must instruct your bank, broker or other nominee that you wish to revoke or resubmit your vote by following the procedures on the voting card provided to you by the bank, broker or other nominee.

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Who can help answer my questions?

If you are a holder of Elite common stock as of the Record Date and would like additional copies, without charge, of this proxy statement or if you have questions about the Proposals, including the Share Issuance Proposal, the Acquisition or the Acquisition Agreement, or if you have questions about the procedures for voting your shares, you should contact:

Elite Health Systems Inc.

1131 W 6th Street

Ontario, CA 91762

Attn: CFO

Email: investor@elitehealthplan.com

When will the voting results of the Meeting be announced?

Elite plans to announce preliminary voting results at the Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and other documents incorporated by reference into this proxy statement contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about the proposed Acquisition, the benefits of the proposed Acquisition, our post-Acquisition business, financial condition, operating results, plans, objectives, expectations and intentions, the expected timing of completion of the Acquisition, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services, developments, mergers or acquisitions; any statements regarding management's view of future expectations, plans and prospects for us; any statements regarding future economic conditions or performance; any statements of belief; any statements of assumptions underlying any of the foregoing; and other statements that are not historical facts.

Forward-looking statements involve risks and uncertainties and are based on the current beliefs, expectations, and certain assumptions of the Company’s management. Some or all of such beliefs, expectations and assumptions may not materialize or may vary significantly from actual results. We further caution that such statements are qualified by important economic, competitive, governmental, and technological factors that could cause our business, strategy, or actual results or events to differ materially, or otherwise, from those in the forward-looking statements in this proxy statement.

Forward-looking statements may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “think,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “contemplate,” “budgeted,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. These forward-looking statements present the Company’s estimates and assumptions only as of the date of this report and are subject to change. Except as required by law, the Company does not intend, and undertakes no obligation, to update any forward-looking statement, whether as a result of the receipt of new information, the occurrence of future events, the change of circumstances or otherwise. The Company further does not accept any responsibility for any projections or reports published by analysts, investors or other third parties.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company’s forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and significant risks and uncertainties that could cause actual condition, outcomes and results to differ materially from those indicated by such statements, including, without limitation, the risks and uncertainties set forth under the section entitled “RISK FACTORS” of this proxy statement.

You are cautioned not to place undue reliance on these forward-looking statements, because, while the management of the Company believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement.

RISK FACTORS

In addition to the other information included or incorporated by reference in this proxy statement, including the matters addressed in section of this proxy statement entitled “FORWARD-LOOKING STATEMENTS,” you should carefully consider the following risks before deciding how to vote. In addition to the following risks, risks that are specific to our business that will also affect the combined company after completion of the Acquisition and risks that will continue to be applicable with respect ownership of the Company’s common stock include those risks relating to us as found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and any amendments thereto, as such risks may be updated or supplemented in our subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are incorporated by reference into this proxy statement. You should also read and consider the other information in this proxy statement and the other documents incorporated by reference in this proxy statement. See the section of this proxy statement entitled “WHERE YOU CAN FIND MORE INFORMATION.”

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The Acquisition is subject to change and significant risks and uncertainties that could cause actual condition, outcomes and results to differ materially from those indicated by the statements contained in this proxy statement, including, without limitation:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition Agreement;
•

the inability to complete the Acquisition due to the failure to obtain stockholder approval or any third party, governmental or regulatory clearances or the failure to satisfy other conditions to the closing of the Acquisition or for any other reason;

•	legal or regulatory proceedings or other matters that affect the timing or ability to complete the Acquisition as contemplated;
•	the risk that the proposed Acquisition disrupts current plans and operations;
•	fluctuations in the market value of the Company’s common stock;
•	the effects of the Acquisition on the financial results of the Company and PSS;
•	disruption from the Acquisition making it difficult to maintain business and operational relationships;
•	diversion of management time on issues related to the Acquisition;
•	the risk that the businesses will not be integrated successfully, or that the integration will be more costly or more time consuming and complex than anticipated;
•	the risk that synergies anticipated to be realized from the Acquisition may not be fully realized or may take longer to realize than expected;
•	adverse developments in general market, business, economic, labor, regulatory and political conditions;
•	the amount of any costs, fees, expenses, impairments and charges related to the Acquisition;
•	uncertainty regarding the adequacy of the Company’s and PSS’s liquidity to pursue its respective business objectives;
•	the impact of any outbreak or escalation of hostilities on a national, regional or international basis, acts of terrorism or natural disasters; and
•

the impact of any change to applicable laws and regulations affecting domestic and foreign operations, including those relating to trade, monetary and fiscal policies, taxes, price controls, regulatory approval of new products, licensing, and healthcare reform.

The issuance of shares of the Company’s common stock to the stockholders of PSS in the Acquisition will substantially dilute the voting power of current stockholders of the Company. Having this diluted share position will reduce the influence that current stockholders of the Company have on the management of the Company.

Pursuant to the Acquisition Agreement, the Company will issue 3,158,000 new shares of its common stock to the stockholders of PSS. Accordingly, the issuance of the shares of Company’s common stock to the stockholders of PSS in the Acquisition will significantly reduce the ownership stake and relative voting power of each share of Company’s common stock held by its current stockholders. Consequently, following the Acquisition, the ability of the Company’s current stockholders to influence the management of the Company will be substantially reduced.

The number of the Company’s common stock issued as consideration for the Acquisition is not adjustable based on the applicable market price at the time of the issuance so the Acquisition consideration at the closing may have a greater value than at the time the Acquisition Agreement was signed.

The number of the Company’s common stock issued as consideration for the Acquisition will not be adjusted in the event of any change in the stock price of the Company’s common stock prior to the closing of the Acquisition. Any changes in the market price of Company common stock before the completion of the Acquisition will not affect the number of shares the Selling Stockholders will be entitled to receive pursuant to the Acquisition Agreement. As a result, if by the time of completion of the Acquisition the market price of the Company’s common stock has increased from the current market price, then the Selling Stockholders could receive acquisition consideration with substantially increased value for their equity interests in PSS. For example, for each one percentage point that the market value of Company’s common stock rises, there would be a corresponding one percentage point rise in the value of the total acquisition consideration issued to the Selling Stockholders.

Because PSS is a private company, it is difficult to evaluate the value of the combined companies, and the agreed upon consideration the Selling Stockholders will receive for the Acquisition may be greater than the value of the businesses of PSS.

The lack of a public market makes it extremely difficult to determine the fair market value of the businesses of PSS. Since the consideration of the Acquisition was determined based on negotiations between the parties, it is possible that the agreed upon value of the Company’s common stock to be issued in connection with the Acquisition will be greater than the value the businesses of PSS.

If the Company and PSS are not successful in integrating their businesses and organizations, the anticipated benefits of the Acquisition may not be realized.

Historically, the Company and PSS have operated as independent companies and achieving the anticipated benefits of the Merger will depend, in part, on the integration of their respective resources, operations and personnel. The Company cannot assure you that the integration will be successful or that the anticipated benefits of the Acquisition will be fully realized. The challenges involved in this integration include the following:

•	persuading the employees that the Company’s and PSS’ business cultures are compatible and retaining the combined company’s key personnel;
•	maintaining the dedication of management resources to integration activities without diverting attention from the day-to-day business;
•	maintaining management’s ability to focus on anticipating, responding to or utilizing changing technologies in the healthcare industry; and
•	keeping and retaining key employees, vendors, contractors, or other key business partners after the Acquisition.

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The Company is subject to various uncertainties and contractual restrictions, including the risk of litigation, while the Merger is pending, which may cause disruption and may make it more difficult to maintain relationships with employees and third parties.

Uncertainty about the effect of the Acquisition on relationships with our employees and third parties may have an adverse effect on the Company. Although the Company intends to take steps designed to reduce any adverse effects, these uncertainties may impair our ability to attract, retain and motivate key personnel until the Company is completed and for a period of time thereafter, and could cause third parties that deal with the Company to seek to change, not renew or discontinue existing business relationships with the Company.

The pursuit of the Acquisition and the preparation for the integration of the business may place a significant burden on management and internal resources. The diversion of management’s attention away from day-to-day business concerns and any difficulties encountered in the transition and integration process could adversely affect the Company’s financial results.

The Company may not know all material issues of PSS from due diligence and subsequent to the consummation of the Acquisition, the Company may be required to take actions, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

There can be no assurances that the diligence conducted by the Company regarding PSS revealed all material issues that may be present in the business of PSS or that factors outside of the control of the Company will not later arise. As a result, the Company may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in losses. Any report by the Company of matters of this nature could contribute to negative market perceptions about the Company or its securities and may make future financing and business opportunities difficult to obtain on favorable terms or at all.

Some executive officers and directors have interests in the Acquisition that are different from your interests and such differing interests of such officers and directors may influence them to support or approve the Acquisition without regard to your interests.

When considering the recommendation by the Board that the Company’s stockholders vote “for” each of the proposals being submitted to the Company’s stockholders, the Company’s stockholders should be aware that certain of the directors and executive officers of the Company have arrangements that provide them with interests in the Acquisition that are different from, or in addition to, those of the stockholders of the Company. For instance, the Chief Executive Officer the Company has a conflict of interest in the Acquisition as a result of his ownership of PSS and immediate family relationship with other stockholder and executive of PSS. These interests may have influenced the directors and executive officers of the Company to support or recommend the proposals presented to the Company’s stockholders. See the section of this proxy statement entitled “RELATED PARTY TRANSACTION”.

The concentration of capital stock ownership with Dr. Jeereddi and his affiliates and related person after the Acquisition may limit the ability of other stockholders of the Company to influence corporate matters.

Immediately following the Acquisition, Dr. Jeereddi and his related person and affiliated entities will in the aggregate beneficially own approximately 14.3% of the Company’s outstanding common stock. As a result, Dr. Jeereddi and his related person and affiliated entities collectively have a significant vote in matters that require approval by the Company’s stockholders, including the election of directors and approval of significant corporate transactions. Corporate actions might be taken even if the Company’s other stockholders oppose them. The dilution of the other stockholders of the Company might also have the effect of delaying or preventing a corporate transaction that other stockholders may view as beneficial.

The health care industry is heavily regulated. The Company’s and/or PSS’ failure to comply with regulatory requirements could create liability for it, result in adverse publicity and otherwise negatively affect its business.

The health care industry is heavily regulated and is constantly evolving due to the changing political, legislative, and regulatory landscape and other factors. Many health care laws are complex, and their application to specific services and relationships may not be clear. Further, some health care laws differ from state to state, and it is difficult to ensure PSS’s business complies with the evolving laws applicable. The Company’s or PSS’ operations may be adversely affected by enforcement initiatives. The Company’s or PSS’ failure to accurately anticipate the application of these laws and regulations to its business, or any other failure to comply with regulatory requirements, could create liability, force it to change operations, result in adverse publicity and negatively affect the business. Federal and state legislatures and agencies periodically consider proposals to revise aspects of the legal rules applicable to the health care industry, or to revise or create additional statutory and regulatory requirements. Such proposals, if implemented, could impact the Company’s or PSS’ operations or could create unexpected liabilities. We cannot predict what changes to laws or regulations might be made in the future or how those changes could affect either the Company’s or PSS’ business or operating costs.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Our Amended and Restated Bylaws provide that the Board shall consist of not less than three members nor more than fifteen. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and qualified. Directors need not be stockholders. The number of director positions currently is equal to five members with one vacancy. Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose, and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

Each of the nominees named below are current members of the Board standing for reelection at the Meeting. If elected at the Meeting, each member would serve until his successor is elected and qualified or until his earlier death, resignation or removal.

The election of the nominees below requires a plurality of the votes present and entitled to vote.

The following are the nominees for election to the Board:

Dr. Prasad Jeereddi

Dr. Jeereddi, age 77, has been the Chief Executive Officer and non-executive director and chairman of the Board since July 2024. Dr. Jeereddi is affiliated with Pomona Valley Hospital Medical Center and San Antonio Regional Hospital, is a doctor of internal medicine and endocrinology and has been in private practice since 1978. Since 1991, Dr. Jeereddi has served as the President and Medical Director of Chaparral Medical Group, Inc., a leading primary and multi-specialty care provider in California. Dr. Jeereddi also serves as the President of ProMed Healthcare Administrators, a California-based limited Knox-Keene licensed Health Care Service Plan. In addition to his roles at Chaparral and ProMed, Dr. Jeereddi serves as an executive and/or director of a number of medical care and related services providers. Dr. Jeereddi serves as a trustee of the California University of Science and Medicine in San Bernardino, CA. Dr. Jeereddi is a graduate of Sri Venkateswara Medical College.

Alan Gold

Mr. Gold, age 81, has served as a director of the Company since its formation in 1993 and as President and Chairman of the Board of the Company from 1993 to 2024. Mr. Gold served as President of GHS from 1983 through May 1999 and director of GHS since its formation through November 1999. Mr. Gold was one of the founders of Global Health Systems, the predecessor of GHS, serving as its President since its formation in July 1983. From 1981 to 1983, he served as Executive Vice President of Libra Group, a company located in Rockville, Maryland, engaged in health care automation, where he was President of Global Health Foundation and Libra Research and Executive Vice President of Libra Technology. From July 1997 through March 1998 Mr. Gold was also an employee of Health Management Systems.

William F. Leimkuhler

Mr. Leimkuhler, age 74, has served as director of the Company since May 1999. From January 2021 until November 2024, Mr. Leimkuhler served as a director of GHS. From January 2021 through November 2024, Mr. Leimkuhler served as a senior vice president of Mutualink, Inc. (“Mutualink”), a privately owned provider of communications interoperability solutions for public safety and critical infrastructure. From November 2017 through January, 2021, Mr. Leimkuhler served as Mutualink’s chief financial officer. He also served as general counsel of Paice Corporation, a privately held developer of hybrid electric powertrains, from August 1999 through December 2023. In addition, Mr. Leimkuhler advises a number of technology-based companies on business, financial and legal matters. From 1994 through 1999, he held various positions with Allen & Company LLC, a New York investment banking firm, initially serving as the firm’s general counsel. Since 2007, Mr. Leimkuhler has also served as a director of Argan, Inc. (“Argan”), which provides engineering, procurement and construction services for power plants and industrial facilities. He was appointed Chairman of the Board of Argan in August 2022.

Dr. Haranath Policherla

Dr. Policherla, age 67, is a seasoned neurologist and healthcare leader with over three decades of clinical experience, As President of the Pointe Neurology & Michigan Center for Sleep Disorders from 1990 to present, Dr. Policherla brings expertise in neurology, sleep medicine, and neurorehabilitation. From 2005 to 2016 he served as Vice Chairman of a global hospital group and held roles in medical infrastructure development. Recognized with prestigious awards for his contributions in medicine, community service, and film, he is also an advocate for Telugu culture and an accomplished producer, writer, and actor in the film industry.

William St. Lawrence

Mr. St. Lawrence, age 56, has served as director of the Company since April 2023. On August 6, 2025, Mr. St. Lawrence was designated the Company’s lead director. Mr. St. Lawrence served as the General Counsel and VP of Business Development at Cayster, Inc., a dental technology company, from August 2019 through February 2025. Prior to joining Cayster, Mr. St. Lawrence served from February 2017 to August 2019, as the General Counsel and then interim CEO at Northern Power Systems (TSX), a VT-based renewable energy company. From September 2012 to December 2020, Mr. St. Lawrence was General Counsel and Chief Administrative Officer for Northeast Wireless Networks, a wholesale shared access cellular networks company acquired by AT&T in September 2018. Mr. Lawrence serves as an advisor to a variety of technology and other companies. From May 2021 until March 2024, Mr. St. Lawrence also served as a director of Sonic Foundry Inc.

When considering whether the Board and nominees thereto have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board members' biographical information set forth above. Each of the Company's directors possess high ethical standards, act with integrity and exercise careful, mature judgment. Each is committed to employing his skills and abilities to aid the long-term interests of the stakeholders of the Company. In addition, each of our directors has exhibited judgment and skill, and has either been actively involved with the Company for a considerable period of time or has experience with other organizations of comparable or greater size.

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BOARD STRUCTURE AND MEETINGS

The Board met seven times during Fiscal 2024. The Board also acted by written consent from time to time. All directors attended at least 75% of the total number of Board meetings and committee meetings on which they serve (during the period in which each director served).

Elite has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Messrs. Leimkuhler, St. Lawrence and Gold. Elite’s Board has determined Messrs. Leimkuhler and St. Lawrence are “independent” as that term is used in Rule 10A-3 under the Exchange Act and as defined under Nasdaq listing standards. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility including: (i) internal and external financial reporting, (ii) risks and controls related to financial reporting, and (iii) the internal and external audit process. The Audit Committee is also responsible for recommending to the Board the selection of our independent public accountants and for reviewing all related party transactions. The Audit Committee met once since it was established in November 2024. A copy of the charter of the Audit Committee is available on Company’s website at www.elitehealthsystems.com/investors.

Elite's Board has not made a determination that any member of the Audit Committee meets the definition of audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission. The members of the Audit Committee also meet the Nasdaq Stock Market requirements regarding the financial sophistication and the financial literacy of members of the Audit Committee.

The Board also established a special committee of disinterested and independent members to consider and negotiate the terms of a transaction between the Company and PSS., including the terms and conditions of the Acquisition Agreement, as Dr. Jeereddi, our Chief Executive Officer and is the majority owner of PSS.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

LEGAL PROCEEDINGS

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

From time to time, the Board of Directors work with our Chief Executive Officer to perform a variety of functions related to our corporate governance, including coordinating activities of the Board of Directors, setting the agenda for meetings (in consultation with our Chairman and Chief Executive Officer, as necessary or appropriate) and ensuring adequate communication between the Board of Directors and management.

In view of the small size of the Company, we have not adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined. In this regard, we have not considered whether either structure is appropriate given the Company’s specific characteristics or circumstance, but, rather, in choosing a director to serve as chairperson, the Board of Directors generally endeavors to elect the sitting director that it believes is best suited for the role at the time of such election. Due to the small size of the Board of Directors, it does not operate through committees. Instead, the full Board of Directors performs the functions typically performed by the audit, compensation and nominating committees.

The Board of Directors has oversight responsibility for our risk management processes. The Board of Directors will focus on the most significant risks facing us and our general risk management strategy, and also ensure that risks undertaken by us are consistent with our appetite for risk. While the Board of Directors oversees our risk management processes, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that the leadership structure of the Board of Directors supports this approach.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Company s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, to the Company’s knowledge, all reporting persons complied with all applicable filing requirements of Section 16(a) of the Exchange Act, other than Dr. Policherla who received SEC filing codes too late to file timely.

CODE OF ETHICS

The Company has adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to its principal executive, financial and accounting officers. The Company will provide a copy of its code of ethics, without charge, to any investor who requests it. Requests should be addressed in writing to Mr. Ken Minor, Secretary, 1131 W. 6th Street Suite 225, Ontario, CA 91762.

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HEDGING POLICY

Our insider trading policy prohibits our directors and employees, including our executive officers, from engaging in any short sale of the Company’s securities or any purchase or sale of put or call options involving the Company’s securities. All transactions in our securities by our directors and employees, including our executive officers, must be pre-cleared with our Insider Trading Compliance Officer (currently the Chief Financial Officer) under our insider trading policy.

DIRECTOR COMPENSATION

Through March 31, 2023, our directors, who are not officers or employees, were paid a monthly retainer of $3,000. Monthly payments were reduced to $2,000 beginning in April 2023. Mr. Leimkuhler received aggregate cash payments of $31,000 in 2023. During 2023, Mr. St. Lawrence received aggregate cash payments of $12,000 and a grant of 50,000 shares of the Company’s common stock, which had a per share fair market value of approximately $4,500 at the time of grant. Mr. Merriman declined compensation for serving as a director during 2023. Directors of the Company who are officers or employees do not receive any additional compensation for serving on the Board. In January 2025 the Board issued 75,000 restricted shares to each of Messrs. St. Lawrence and Leimkuhler in lieu of cash compensation for the year ended December 2024 and each of them were issued 40,000 restricted shares in lieu of cash compensation for services during 2024. Similarly, in lieu of cash compensation, the Board issued Dr. Jeereddi 250,000 shares of common stock in consideration for his services as Chief Executive Officer and Chairman of the Board for the year ended December 31,2024 and 375,000 shares as consideration for services during 2025 . In August 2025 the Board issued 40,000 restricted shares to each of Messrs. St. Lawrence and Leimkuhler and 375,000 restricted shares to Dr. Jeereddi in lieu of cash compensation for the year ending December 31, 2025 for services as directors and Chief Executive Officer, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about the beneficial ownership of our common stock as of August 25, 2025, by each stockholder known by us to own beneficially more than 5% of our common stock, each of our executive officers named in the Summary Compensation Table (“Named Executive Officers”), each of our directors and nominees for director, and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. Shares of common stock issuable upon the exercise of stock options or warrants exercisable within 60 days after August 25, 2025, which we refer to as Presently Exercisable Options or Presently Exercisable Stock Warrants, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. No such options exist at the time of filing. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the person named below.

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Name of Beneficial Owner(1)	Number of Shares of Class Beneficially Owned (1)	Percent of Class

Dr. Prasad Anjaneya Jeereddi (2) 1131 W. 6th street, Suite 225 Ontario, CA 91762	2,126,097	9.7%

Alan Gold (3) 13644 Maidstone Ln. Potomac, MD 20854	1,140,246	5.2

William F. Leimkuhler 43 Salem Straits Road Darien, CT 06820	265,000	1.2

William St. Lawrence 23 Ashland Street Newburyport, MA 01950	165,000	*

Dr. Haranath Policherla 936 Lakeshore Road Grosse Pointe Shores, MI 48236	1,000,000	4.6

Kenneth Minor S8749 Waters Edge Way Prairie du Sac, WI 53578	__	__

Allen & Company Incorporated 711 Fifth Avenue New York, NY 10022	1,578,489	7.2

All current Executive Officers and Directors as a Group (6 persons)(2)	4,696,343	21.4

*	less than 1%

(1)	Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
(2)	Includes 222,114 shares held by an entity of which Dr. Jeereddi is a managing member and a majority equity holder.
(3)	Includes 1,140,246 shares held jointly by Mr. Gold and his wife as joint tenants with right of survivorship.

NARRATIVE DISCUSSION OF EXECUTIVE COMPENSATION

This Narrative Discussion of Executive Compensation describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table. Currently only our Chief Executive Officer is identified as a the “Named Executive Officer.”

The Company currently does not have a compensation committee and is not paying any cash compensation to our Chief Executive Officer nor has any contract with Dr. Jeereddi. Dr. Jeereddi was appointed CEO in July 2024 and awarded 250,000 options in January 2025 as compensation for his activities as Chief Executive Officer , the Board issued Dr. Jeereddi 250,000 shares of common stock as compensation for his services as Chief Executive Officer and Chairman of the Board for the year ended December 31,2024 and 375,000 shares as consideration for services for the year ending December 31, 2025. We expect to establish a compensation committee in the future to make hiring decisions on additional Named Executive Officers and approve their base, incentive and equity compensation.

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Summary Compensation Table

The following table sets forth the compensation of our principal executive officer and our two other executive officers as of December 31, 2024.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compen- sation	Total
(a)		($)	($)	($)	($)	($)	($)
	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Alan Gold, Former President & Chairman of the Board (1)	2024	25,000	—	—	—	—	25,000
	2023	125,000	—	—	—	—	125,000
	2022	188,000	—	—	—	—	188,000
Dr. Prasad Jeereddi (2)	2024	—	—	—	—	125,000	125,000

(1)    Mr. Gold resigned as President and Chairman in July 2024.

(2)    Dr. Jeereddi was appointed Chief Executive Officer and Chairman of the Board but received no cash compensation in fiscal 2024, but was granted 250,000 shares of common stock valued at $0.50 per share.

Kenneth Minor was appointed Chief Financial Officer in August 2025.

Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Board views the link between the Company’s performance and named executive officer pay.

Required Tabular Disclosure of Pay Versus Performance

The following table shows the past three fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table, the “compensation actually paid” (“CAP”) to our named executive officers (as determined under SEC rules), our total shareholder return (“TSR”), and our net income (loss).

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SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay Versus Performance Table set forth below.  CAP does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules.

Year	Summary Compensation Table Total for PEO #1(1)	Compensation Actually Paid to PEO #1(2)	Summary Compensation Table Total for PEO #2(1)	Compensation Actually Paid to PEO #2(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on TSR(4)	Net Income (Loss)(5)
2024	$25,000	$25,000	$125,000	$125,000	NA	NA	$47.83	$(2,055)
2023	$125,000	$125,000	$-	$-	NA	NA	$195.65	$(816)
2022	$188,000	$188,000	$-	$-	NA	NA	$347.83	$(127)

(1)

Alan Gold, our former President and Chairman of the Board is Principal Executive Officer (“PEO”) #1 and was our PEO during the fiscal 2022 through July 2024. Dr. Prasad Jeereddi, our current CEO and Chairman of the Board is PEO #2 and was our PEO from July 2024 through the end of the year. Compensation for our PEOs reflects the amounts of total compensation reported in the “Total column of the “Summary Compensation Table” for Alan Gold and Dr. Jeereddi for the years shown in the table.

(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to the Company’s CEO during the applicable year.

(3)	There were no non-PEOs during the periods presented.
(4)

Total Shareholder Return is cumulative for the measurement periods beginning on December 31, 2021, and ending on December 31 of each of 2024, 2023 and 2022, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)

Reflects “Net Income (Loss)”, in thousands, as reported in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Pay Versus Performance Narrative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table on CAP and each of total shareholder return (“TSR”) and net loss.

We do not utilize TSR and net loss in our executive compensation program and due to limited resources paid our PEO’s a base salary or stock compensation in lieu of cash with no option grants, bonus or other incentives. However, we expect to utilize performance measures to align executive compensation with our performance in the future and implement bonus, option and/or other forms of incentive compensation. We believe stock options and RSUs will be an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

CAP and Cumulative TSR

From 2021 to 2022, our TSR decreased. Total CAP with respect to Mr. Gold also decreased during the period from $188,000 to $125,000 or 33%.

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From 2022 to 2024, our TSR increased whereas the CAP for Mr. Gold decreased to $25,000 and PEO responsibilities shifted to Dr. Jeereddi.

CAP and Net Income (Loss)

With respect to net income, we have not reached the stage of profitability. Consequently, our company does not consider net loss as a performance measure for our executive compensation program. From 2022 to 2023, and from 2023 to 2024, our net loss increased from the prior year, which was primarily due to investments in establishing a Medicare Advantage Plan. The CAP for Mr. Gold decreased during the periods presented.

All information provided above under the “Pay versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

RELATED PARTY TRANSACTIONS

Below we describe any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, director nominees, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest during the last two completed fiscal years or that is currently proposed.

As currently proposed and set further in further detail in Proposal Four, the Company has been in discussion with, and proposed to move forward with, PSS regarding a prospective stock exchange transaction, pursuant to which the Company will be issuing 3,158,000 shares of the Company’s common stock to the current shareholders of PSS in exchange for all current issued and outstanding capital stock of PSS.

The prospective PSS transaction is a related party transaction as defined in Item 404(a) of Regulation S-K as Dr. Jeereddi serves as the CEO of the Company and, collectively with his immediate family member, owns 90% of the outstanding capital stock of PSS. Dr. Jeereddi’s immediate family member also serves as the executive officer of PSS and is participating in the negotiation of the prospective PSS transaction. The remaining 10% is owned by an officer of PSS.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material”, is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

The Audit Committee's role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors' audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee held one meeting since its formation in November 2024.

Messrs. Leimkuhler, St. Lawrence and Gold meet the rules of the SEC for audit committee membership and are "independent" as that term is used in Rule 10A-3 under the Exchange Act and under Nasdaq listing standards. A copy of the Audit Committee Charter is available on Elite’s website at www.elitehealthsystems.com/governance.

As set forth in the Audit Committee Charter, management of Elite is responsible for the preparation, presentation and integrity of Elite’s financial statements and for the effectiveness of internal control over financial reporting. Management and the accounting department are responsible for maintaining Elite’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Elite’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

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The Audit Committee has reviewed and discussed with our independent auditors, Mercurius, matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Wipfli matters relating to its independence, including a review of audit related fees, and considered the compatibility of non-audit services with the auditors' independence.

The members of the Audit Committee are not full-time employees of Elite and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Elite’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Elite’s auditors are in fact “independent.”

We have reviewed and discussed with management and Wipfli the audited financial statements. We discussed with Wipfli the overall scope and plans of their audit. We met with Wipfli, with and without management present, to discuss results of their examination and the overall quality of Elite’s financial reporting.

Based on the reviews and discussions referred to above and our review of Elite’s audited financial statements for fiscal 2024, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC effective April 2, 2025.

Respectfully submitted,

AUDIT COMMITTEE

William Leimkuhler, Chair

William St. Lawrence

Alan Gold

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Any stockholder who desires to contact our Board or specific members of our Board may do so electronically by sending an email to the following address: investor@elitehealthplan.com. Alternatively, a stockholder can contact our Board or specific members of our Board by writing to: Secretary, Elite Health Systems Inc, 1131 W. 6th street, Suite 225, Ontario, CA 91762.

Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

Our policy is for our directors and nominee directors to attend the Stockholder’s Meeting.

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

Each of the nominees for director will be elected if a quorum exists and such nominee receives a plurality of the votes cast. Accordingly, the nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. The persons nominated for election have agreed to serve if elected. The Company has no reason to believe that any nominee will be unable to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM AUTHORIZED SHARES TO 50,000,000

The Board believes it is in the best interest of the Company to increase the number of shares of common stock authorized for issuance by 25,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 50,000,000 shares. These shares do not offer any preemptive rights.

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REASONS FOR THE INCREASE

Our Board believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures and other general corporate purposes. Our Board also believes that having such additional authorized shares of common stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the overall value of the Company to its shareholders.

There are certain advantages and disadvantages of an increase in our authorized common stock. Advantages include:

●	The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.
●	To have shares of common stock available to pursue business expansion opportunities, if any.

Disadvantages	of increasing the authorized shares of common stock of the Company include:
●

The issuance of authorized but unissued stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

●

Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing shareholders.

●

The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

There are three actions proposed in the near term that require an increase in the authorized shares of the Company’s common stock: (1) as previously disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on July 3, 2025, the Company is in the process of raising up to $5 million of addition capital through the private placement of shares of its common stock, which will require the issuance of shares in an amount beyond its currently available authorized shares; (2) as described in Proposal Three the Company is requesting shareholder approval of the 2025 Equity Incentive Plan with 4,500,000 shares subject to the plan; and (3) as described in Proposal Four and previously disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on July 3 2025, the Company entered into the Acquisition Agreement to purchase of all of the outstanding capital stock of PSS in exchange for 3,158,000 shares of the Company’s common stock.

In addition to these proposed transactions, the completion of which are subject to the approval of the Proposal Two, the Company will need to raise significant capital in the near term as described in its filings with the Securities and Exchange Commission, and may pursue other transactions that require the issuance or use of the additional shares of common stock. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of the Company and its shareholders.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and shareholders.

If the Company’s shareholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 25,000,000 to 50,000,000, and therefore, the Company will be limited in its ability to use shares of common stock for financing, acquisitions or other general corporate purposes.

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

This proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL TWO TO INCREASE THE COMPANY’S MAXIMUM AUTHORIZED SHARES TO 50,000,000.

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PROPOSAL THREE: TO APPROVE THE 2025 EQUITY INCENTIVE PLAN

The Board recommends approval of the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) with 4,500,000, the maximum aggregate number of shares common stock subject to the plan.

Our Board believes that the 2025 Plan is a vital component of our employee compensation programs, since it allows us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders. The 2025 Plan is intended to provide sufficient shares for further grants.

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BOARD RECOMMENDATION

We believe that the approval of the 2025 Plan is appropriate. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company and provide an effective means of recognizing employee contributions to the success of the company. The Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who help the company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue granting meaningful equity awards will be important to our future success.

SUMMARY OF THE 2025 PLAN

The following paragraphs provide a summary of the principal features of the 2025 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Plan to give effect to this Proposal Three, a copy of which has been filed with the SEC with this proxy statement as Annex B. For purposes of this Summary of the 2025 Plan, the term “Committee” refers to the Compensation Committee, unless the context or applicable law requires otherwise.

Purpose. Our 2025 Plan will advance the interests of the Company and our stockholders by providing equity-based incentives that are necessary in today’s competitive labor market to attract, motivate, reward and retain employees, consultants, directors and other advisors upon whose judgment and contributions we depend for our success. The 2025 Plan will allow us to achieve these purposes by providing for grants of stock options, stock appreciation rights, stock purchase rights, stock grants, restricted stock units (“RSUs”), performance shares and performance units.

Eligibility. We may grant awards to employees (including executive officers) and consultants of the Company, our subsidiary corporations or other affiliated entities of The Company and members of our Board. Pursuant to applicable tax law, we may grant incentive stock options only to employees; however, we may grant all other awards to any eligible participant. As of December 31, 2024, we had no employees and four non- employee directors who would be eligible to be granted awards from the 2025 Plan. Consultants are also eligible to participate in the 2025 Plan. The number of consultants generally fluctuates, but as of December 31, 2024, there were less than 15 consultants of the Company and its subsidiaries that would be eligible to participate in the 2025 Plan. Determination of awards under the 2025 Plan will be made by the Compensation Committee based on factors such as the recipient’s contributions to the Company, longevity of service, and retention incentives.

Shares Subject to the 2025 Plan. We are proposing that the number of shares reserved under the 2025 Plan be 4,500,000 shares of our common stock.

Shares Available for Grant. If any award granted under the 2025 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase upon failure to vest at termination are forfeited or repurchased, such shares will again become available for issuance under the 2025 Plan in proportion to the number of shares by which the reserve was originally reduced at the time of grant or issuance. Shares will not be treated as having been issued under the 2025 Plan, and will therefore not reduce the number of shares available for grant, to the extent an award is settled in cash (other than stock appreciation rights). Shares will be treated as having been issued under the 2025 Plan to the extent such shares are withheld in satisfaction of tax withholding obligations or the payment of the award’s exercise or purchase price. Upon exercise of stock appreciation rights or net exercise of options, the gross number of shares exercised will be treated as having been issued under the 2025 Plan. Shares issued under the 2025 Plan may be authorized but unissued or reacquired shares of the Company’s common stock or any combination thereof.

Share Adjustments for Changes in Capital Structure. Appropriate adjustments will be made to the number and class of shares reserved under the 2025 Plan, the other numerical limits described in the 2025 Plan and the number of shares and exercise or purchase price of outstanding awards granted under the 2025 Plan, in the event of any change in our common stock through a stock split, stock dividend, merger, reorganization, or similar change in the Company’s 's capital structure, or in the event of a dividend or distribution to our stockholders in a form other than Elite common stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Company common stock.

Award Types. The 2025 Plan authorizes the award of stock options, stock appreciation rights, stock grants, stock purchase rights, RSU, performance shares and performance units, as well as for services as a director, cash-based amounts (including, without limitation, retainers).

Administration. The 2025 Plan will continue to be administered by the Board and the Committee (the “Plan Administrator”). The Board authorizes grants of awards to its directors. The Committee, which consists entirely of “non-employee directors” within the meaning of Rule 16b- 3 under the Exchange Act, will be authorized to grant all types of awards to employees, executive officers and consultants. Subject to the provisions of the 2025 Plan and the authority delegated to it by the Board, the Committee will determine, in its discretion, the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Plan Administrator interprets the 2025 Plan and may also establish rules and policies for administration of the 2025 Plan. The Plan Administrator will have the power and authority to make all determinations and take any actions with respect to the 2025 Plan and awards granted under the 2025 Plan that the Plan Administrator deems advisable and otherwise not inconsistent with the 2025 Plan terms or applicable law.

Stock Options. The Plan Administrator may grant stock options under the 2025 Plan. The exercise price of each stock option may not be less than the fair market value of a share of our common stock on the date of grant (except in connection with the assumption or substitution for another stock option in a manner qualifying under Sections 409A and 424(a) of the Internal Revenue Code of 1986, as amended (“Code”)). In addition, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant.

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The Plan Administrator may permit payment of the exercise price of an option in such form of consideration as approved by the Plan Administrator to the extent permitted by applicable law.

Stock options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Plan Administrator. Stock options granted under the 2025 Plan will expire not later than ten years from the date of grant and in no event will the term of an incentive stock option granted to a Ten Percent Stockholder exceed five years.

Stock Appreciation Rights. The Plan Administrator may grant stock appreciation rights either in tandem with a related stock option (a “Tandem SAR”) or independently of any stock option (a “Freestanding SAR”). A Tandem SAR requires the stock option holder to elect either the exercise of the underlying stock option for shares of common stock which will result in the surrender of the related Tandem SAR, or the exercise of the Tandem SAR which will result in the surrender of the related stock option. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Plan Administrator, provided that a Freestanding SAR will expire not later than seven years from the date of grant. The exercise price of a stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of a stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Plan Administrator’s discretion, we may pay this stock price appreciation in cash, in shares of common stock whose fair market value on the exercise date equals the payment amount, or a combination of both. Payment generally is made in a lump sum as soon as possible following exercise.

Repricing Prohibition. Repricing a stock option or a stock appreciation right is prohibited without prior stockholder approval.

Stock Awards. Stock awards may be granted under the 2025 Plan in the form of a stock grant, a stock purchase right or an RSU. No monetary payment is required for receipt of shares pursuant to a stock grant. The purchase price for shares issuable under each stock purchase right (and, if applicable, each RSU) will be established by the Plan Administrator in its discretion and may be paid in cash, by check, in cash equivalent, by such other lawful consideration as approved by the Plan Administrator, or any combination thereof.

Stock awards may be granted by the Plan Administrator subject to such restrictions for such periods as determined by the Plan Administrator and set forth in a written agreement between the Company and the participant, and neither the award nor the shares acquired pursuant to the award may be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as the attainment of one or more performance goals established by the Plan Administrator.

Unless determined otherwise by the Plan Administrator, a participant generally will have all the rights of a stockholder including voting rights and right to receive dividends with respect to shares underlying a stock grant award but dividends shall not be paid to the participant unless the related stock grant award vests. The Plan Administrator may grant dividend equivalent rights with respect to RSUs but payments with respect to such dividend equivalent rights shall not be made unless the related RSUs vest.

Performance Awards. The Plan Administrator may grant performance shares and performance units (“performance awards”) subject to such conditions and the attainment of such performance goals over such periods as the Plan Administrator determines. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of one share of common stock and $100 per unit, respectively. Performance awards will specify a predetermined number of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. We may settle performance awards to the extent earned in cash, shares of our common stock (including shares of restricted stock) or a combination of both. The Plan Administrator may grant dividend equivalent rights with respect to performance shares for cash dividends, which may be paid to the participant in the form of cash, shares of common stock or a combination of both but shall only be payable if the related performance shares are earned.

Generally, performance goals will be based on the achievement of company-wide, divisional or individual goals or any other basis determined by the Committee in its discretion.

Following completion of the applicable performance period, the Plan Administrator will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Plan Administrator may otherwise make positive or negative adjustments to performance award payments to participants to reflect the participant’s individual job performance or other factors determined by the Plan Administrator.

Clawback/Recovery. Any award granted under the 2025 Plan is subject to recovery pursuant to any clawback requirements that the Plan Administrator sets forth in the award agreement and any clawback policy that the Company otherwise is required to adopt under applicable law.

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Change of Control. In the event of a “Change of Control” (as defined in the 2025 Plan), the surviving, continuing successor or purchasing entity or its parent may, without the consent of any participant, either assume the Company's rights and obligations under outstanding awards or substitute substantially equivalent equity awards. If the acquiring entity elects not to do so, then all unexercised and unvested portions of all outstanding awards will become immediately exercisable and vested in full. Any awards which are not assumed or replaced in connection with a Change of Control or exercised prior to the Change of Control will terminate effective as of the time of the Change of Control. We may provide in the future additional benefits upon a Change of Control or other similar transactions.

Transferability. Generally, awards under the 2025 Plan may not be transferred except by will or the laws of descent and distribution, and may be exercised during a participant’s lifetime only by the participant.

Tax Withholding. To the extent permitted by law, we may deduct from the shares issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, shares having a value equal to all or any part of the tax withholding obligations; provided that, the value of shares withheld or tendered to satisfy any such tax withholding obligations may not exceed the amount determined by the Plan Administrator or the amount of taxes owed by the participant using the maximum statutory tax rate in the participant’s applicable jurisdiction.

Termination or Amendment. The 2025 Plan will continue in effect until the first to occur of (1) its termination by the Board, or (2) the date on which all shares available for issuance under the 2025 Plan have been issued and all restrictions on such shares under the terms of the 2025 Plan and the agreements evidencing awards granted under the 2025 Plan have lapsed. All incentive stock options must be granted, if at all, within ten years from the earlier of the date the 2025 Plan is adopted by the Board (or the Committee) or the date the 2025 Plan is duly approved by our stockholders.

The Plan Administrator may terminate or amend the 2025 Plan at any time, provided that without stockholder approval, the 2025 Plan cannot be amended to effect any change that would require stockholder approval under any applicable law, regulation or rule. Further, generally no termination or amendment of the 2025 Plan may adversely affect an outstanding award without the participant’s consent, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the 2025 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances, and, among other considerations, does not describe state, local, or international tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Incentive Stock Options. A participant recognizes no taxable ordinary income as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through the exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods described above (a “disqualifying disposition”), then at the time of such disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (1) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (2) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long term or short-term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options and Stock Appreciation Rights. A participant generally recognizes no taxable ordinary income as a result of the grant of a nonstatutory stock option or stock appreciation right with a per share exercise price equal to not less than the fair market value of a share of the underlying stock on the date of grant. Upon exercise of a nonstatutory stock option or stock appreciation right, the participant generally recognizes ordinary income in the amount equal to the excess of the fair market value of the exercised shares on the date of purchase over the exercise price of such shares. Generally, the Company will be entitled to an income tax deduction in the taxable year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Grants and Stock Purchase Rights. A participant acquiring stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” and the participant’s purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable, or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss. Such gain or loss will be long term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled to a corresponding income tax deduction in the taxable year in which ordinary income is recognized by the participant.

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Restricted Stock Units. A participant generally recognizes no taxable ordinary income as a result of the grant of an RSU award. In general, the participant will recognize ordinary income in the year in which the shares subject to that award vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards. A participant generally will recognize no income as a result of the grant of a performance share or performance unit award. Upon the settlement of such awards, participants generally will recognize ordinary income in the year of receipt in an amount equal to the cash received, if any, and the fair market value of any unrestricted shares received. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above in “Stock Grants and Stock Purchase Rights.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as a capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant for the taxable year in which such ordinary income is recognized by the participant.

Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2025 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation actually or constructively is received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

AWARDS UNDER THE PLAN

Awards under the 2025 Plan will be made at the discretion of the Committee. For 2025, the Board has determined to make the following awards under the 2025 Plan, contingent on the approval by the stockholders:

Group	Amount
Non-executive directors	85,500
Executive officers	200,000
Other	37,500
Total	323,000

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

This proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL THREE APPROVING THE COMPANY’S 2025 EQUITY INCENTIVE PLAN.

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PROPOSAL FOUR: TO APPROVE ACQUISITION OF PSS BY ISSUING 3,158,000 SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE TERMS OF THE ACQUISITION AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDERS OF PSS

THE ACQUISITION

This section of this proxy statement entitled “The Acquisition” which describes the material aspects of the Acquisition, including the Acquisition Agreement. While Elite believes that this description covers the material terms of the Acquisition and the Acquisition Agreement, which is attached as Annex A to this proxy statement, and the other documents to which Elite has referred to or incorporated by reference herein. For a more detailed description of where you can find those documents, please see the section of this proxy statement entitled “Where You Can Find More Information”.

BACKGROUND OF THE ACQUISITION

In an effort to enhance stockholder value, the Company’s Board and management regularly review and discuss Elite’s near and long-term operating and strategic priorities. Among other things, these reviews and discussions focus on the opportunities and risks associated with the Company’s financial condition and potential long-term strategic options.

In the summer of 2024, the Board and management performed a review of Elite’s strategic priorities and considered whether the acquisition of additional operational capabilities would enhance the Company’s ability to pursue its goal of operating a Medicare Advantage plan in California and elsewhere. The Company at that time, through consulting arrangements with PSS, had been utilizing these capabilities, as well employees of PSS, in the Company’s efforts to pursue its plan to offer Medicare Advantage plans initially in California. As a result of this experience, the Company began to consider the benefit of a closer relationship with PSS to enable it to more effectively employ the management, operational support, as well as human resources and information technology services of PSS, that would be necessary to support the growth of its business in California and elsewhere.

The capital stock of PSS is 100% owned by Dr. Jeereddi and his family members. However, because of the Board’s and management’s familiarity with PSS and its capabilities, and the suitability of PSS as a potential target business, the Board determined that the benefits of an acquisition transaction with PSS would far outweigh the potential conflicts of interest.

The Company believes that the capabilities of PSS will be helpful in establishing and in furtherance of processes, procedures and related corporate infrastructure that would be necessary to support Medicare Advantage plans. The Company further believes PSS will provide it with access to health services that will enable the Company to efficiently support those plans. The Board felt that not only would this bring valuable management resources to the Company, but would also provide key connections to health clinics and other marketplace participants that would be key in developing a provider network, in addition to the addition of an operating entity with revenue.

In July 2024 the Company and PSS entered into a mutual non-disclosure agreement and the Company made an initial data request of PSS.

On November 1, 2024 financial, corporate, HR and other related PSS documents were shared with the Company.

On November 19, 2024 additional follow up questions and documents were requested of PSS by the Company.

On November 29, 2024 the Board met to authorize the officers of the Company to commence a review of the business and operations of PSS with a view toward a potential combination transaction between the Company and PSS.

On December 31, 2024 additional materials and other responses to questions asked previously were provided to the Company.

On January 7, 2025 a meeting was held between PSS management and Company management to review data request responses.

On April 18, 2025 the Board met to further consider a potential acquisition of PSS and due to the related party nature of ownership and management of PSS the Board appointed Messrs. Leimkuhler, St. Lawrence and Gold to a special committee of the Board to consider such transaction (the “Special Committee”). Members of the Special Committee met with Dr. Jeereddi to discuss possible terms for the proposed Acquisition. After several meetings in early May, the parties agreed that an acquisition price of approximately $3 million would be fair to the sellers and the Company, and the sellers would be willing to accept payment in the form of shares of common stock of the Company. This arrangement was viewed as favorable to the Company in that the Company would be able to retain capital required for the further growth of its business.

On May 8, 2025 a presentation of PSS’ operations, financial information and other data was presented by PSS management to the Special Committee of the Board.

On May 16, 2025 additional materials requested were provided by PSS to the Company.

On May 19, 2025 Company management and PSS management discussed the additional materials.

On May 29, 2025 the Special Committee held a meeting to discuss the materials provided to date by PSS and consider next steps. The members of the Special Committee considered approaches to the valuation of the Company’s common stock to achieve the $3 million proposed transaction consideration. The Company evaluated the benefits of proposing a formula based on trailing average pricing, but given the fact that the Company was proceeding with a private placement with a pricing of $0.95 per common share, the Board reasoned that this would be a reasonable means of valuation of the common stock and proposed that the purchase price for all outstanding PSS equity be 3,158,000 shares of common stock ($3 million divided by $0.95). The current holders of PSS agreed that this would be an acceptable value for sale of PSS equity.

On June 11, 2025 the Special Committee met to discuss the terms of a proposed non-binding letter of intent (“LOI”) to purchase all the outstanding shares of PSS.

26

On June 14, 2025 the Special Committee distributed a draft LOI to Dr. Jeereddi and PSS management.

On June 18, 2025 the Special Committee met with Dr. Jeereddi and PSS management to discuss and negotiate final terms of the LOI.

On July 2, 2025 the Board approved the final form of the LOI.

On July 2, 2025 the Company, PSS and the selling shareholders of PSS executed the LOI.

On July 3, 2025 the Company disclosed the execution of the LOI in a Current Report on Form 8-K.

ELITE’S REASONS FOR THE ACQUISITION

During the course of its evaluation of the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement, members of the Board and the Special Committee held numerous meetings, consulted with Elite senior management and legal counsel, and reviewed and assessed a significant amount of information. In reaching its decision to approve the Acquisition Agreement and the other transactions contemplated by the Acquisition Agreement, the Special Committee, in connection with its determination and recommendation to the Board, following such recommendation by the Special Committee, considered a number of factors that it viewed as supporting its decision to approve the Acquisition Agreement, including:

●	The Company believes the Acquisition will strengthen the Company’s health experience, access to providers and management team;
●	PSS is an operating business with revenue and positive net earnings, creating a stronger set of financial statements of the Company;
●	The Board believes the addition of an operating business with significant provider connections and management expertise will benefit the Company’s business and thus the stockholders of the Company;
●	The Board believes the combined enterprise, the Company with PSS, will have greater access to capital and recognition by the public markets;
●	A stronger financial and operating company will likely be viewed positively by State and Federal regulators and the commercial insurance and healthcare markets;
●	The Special Committee believes the terms of the transaction are favorable to the Company;

INTERESTS OF THE COMPANY’S CHIEF EXECUTIVE OFFICER IN THE ACQUISITION OF PSS

In considering the recommendation of the Board with respect to issuing shares of the Company’s common stock in the Acquisition and the other matters to be acted upon by the Company’s stockholders at the Meeting, the Company’s stockholders should be aware that the Company’s Chief Executive Officer is the majority shareholder of PSS and his daughter holds the remaining 49% ownership. Both our Chief Executive Officer and the Chief Operating Officer of Elite Health Plan of California are executive officers of PSS. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below.

The Elite Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to establish the Special Committee and to approve the Acquisition Agreement and to recommend that Elite stockholders approve the proposals to be presented to Elite stockholders for consideration at the Meeting as contemplated by this proxy statement.

OWNERSHIP INTERESTS OF THE COMPANY’S CHIEF EXECUTIVE OFFICER

As of August 25, 2025, the Company’s Chief Executive Officer held, in the aggregate, approximately 2,126,097 shares of the Company’s common stock and owned 46% of PSS.

FINANCIAL RESULTS OF PSS

Below are selected financial results of PSS for each of the three years ended March 31, 2025.

(in thousands)	Years Ended March 31,
	2023	2024	2025
Revenue	$1,765	$5,942	$6,990
Cost of Revenue	(1,278)	(5,636)	(6,448)
Gross Margin	487	306	542
Administrative Expenses	(120)	(302)	(414)
Operating Income	367	4	128
Tax and Other Expense (1)	(104)	(17)	(2,234)
Net Income (Loss)	$263	$(13)	$(2,110)

(1)

The charge recorded in fiscal year 2025 represents a reduction in a deferred tax asset to reflect a change in control limitation as well as adjustments for bad debt and adjustments to the valuation of an investment.

27

THE ACQUISITION AGREEMENT

The following is a summary of the material provisions of the Acquisition Agreement but does not purport to describe all of the terms of the Acquisition Agreement. The following summary is qualified in its entirety by reference to the complete text of the Acquisition Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. Terms used in this proxy statement, unless otherwise defined, have the meanings ascribed to them in the Acquisition Agreement. This summary may not contain all of the information about the Acquisition Agreement that is important to you. We encourage you to read the Acquisition Agreement carefully and in its entirety, as it is the legal document governing the acquisition.

EXPLANATORY NOTE REGARDING THE ACQUISITION AGREEMENT

The Acquisition Agreement has been included as Annex A to provide you with information regarding its terms, and we recommend that you read it carefully and in its entirety. The Acquisition Agreement is a contractual document that is intended to govern the contractual rights and relationships, and to allocate risks, among the Company and Dr. Prasad Anjaneya Jeereddi, our Chief Executive Officer, and his daughter, Dr. Praveena Jeereddi (collectively, the “Selling Stockholders”).

The Acquisition Agreement contains representations and warranties made by the Selling Stockholders, on the one hand, and the Company, on the other hand, that are qualified in several important respects, which you should consider as you read them in the Acquisition Agreement. The representations, warranties and covenants of the parties are qualified by the confidential disclosure schedules provided by the Company in connection with the signing of the Acquisition Agreement on August __, 2025. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties of the Sellers set forth in the Acquisition Agreement.

In addition, certain of the representations and warranties made by the Selling Stockholders, on the one hand, and the Company , on the other hand, were made as of a specified date, and may have been used for the purpose of allocating risk between the parties to the Acquisition Agreement rather than as establishing matters as facts. Moreover, certain of the representations, warranties and covenants of the parties may be subject to a contractual standard of materiality different from what might be viewed as material to the Company’s stockholders. The Acquisition Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Selling Stockholders, the or the Company. The Company’s stockholders are not third-party beneficiaries under the Acquisition Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Selling Stockholders or the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in Company's public disclosures.

GENERAL

Under the terms of the Acquisition Agreement, we have agreed, subject to certain conditions, including the approval of the Acquisition Agreement by our stockholders at the meeting to which this proxy statement relates, to purchase the equity interests of PSS held by the Selling Stockholders.

PURCHASE PRICE RELATION TO THE PSS ACQUISITION

The Company has agreed to issue 3,158,000 new shares of its common stock to stockholders of PSS as full consideration of the Acquisition.

CLOSING OF THE PSS ACQUISITION

The closing of the acquisition of PSS will take place on the third business day after our stockholders approve the Acquisition Proposal and the satisfaction or waiver of all of the other closing conditions or at such other time as the parties may otherwise agree.

REPRESENTATIONS AND WARRANTIES UNDER THE ACQUISITION AGREEMENT

In the Acquisition Agreement, the Selling Stockholders made representations and warranties relating to, among other things, the following:

●	corporate organization, existence and power and authority to own, operate and lease its assets and carry on its business;
●	the authorized and issued capital stock of PSS along with all issued an outstanding options, warrants and convertible securities or other agreements relating to the shares of PSS.

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●	absence of conflicts or violations;
●	financial statements of the PSS business and absence of certain undisclosed liabilities, changes, events and conditions since the balance sheet date;
●	disclosure of material contracts;
●	title to assets, valid and enforceable rights to use all Intellectual Property;
●	disclosure of all insurance policies, adequacy of coverage, valid and binding in accordance with terms;
●	the absence of litigation;
●	compliance with laws and permits;
●	employee benefit plans and employment matters;
●	tax matters;
●	access to books and records;
●	the absence of brokers or brokers’ fees relating to the PSS sale;
●	full disclosure.

Certain of the Selling Stockholders’ representations and warranties are qualified by materiality, a Material Adverse Effect standard (as described below), and our disclosure schedules to the Acquisition Agreement. Except for the representations and warranties contained in the Acquisition Agreement (including the disclosure schedules), neither the PSS nor any other person has made or makes any representation or warranty, on behalf of PSS or any of its affiliates, as to the PSS business or any other matter related to the transactions contemplated by the Acquisition Agreement.

In the Acquisition Agreement, the Company made representations and warranties relating to, among other things

●	corporate organization, existence and power and authority to own, operate and lease its assets and carry on its business;
●	authority to enter into the Acquisition Agreement and related transaction documents;
●	capitalization;
●	absence of conflicts or violations;
●	investment purpose;
●	the absence of brokers or brokers’ fees relating to the PSS acquisition.

MATERIALITY

Many of the Sellers’ representations and warranties, as well as other conditions or provisions in the Acquisition Agreement, are qualified by whether material which in some cases is defined by dollar value or in other cases by other means.

CONDITIONS TO COMPLETION OF THE ACQUISITION OF PSS

The obligations of Selling Stockholders and the Company to complete the PSS acquisition are each subject to the satisfaction of a number of conditions set forth in the Acquisition Agreement, including the following:

●	the required approval by the shareholders of both seller and buyer of the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement;
●	absence of any law or other preventing consummation of the transactions contemplated by the Acquisition Agreement;
●	accuracy of the representations and warranties made by the Company or the Selling Stockholders, subject, in certain circumstances, to certain materiality and other thresholds.
●	performance by Buyer or Sellers, in all material respects, of all of such party's obligations covenants under the Acquisition Agreement;

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

Proposal  Four will be approved if both:

i.	a quorum exists, and

ii.

the votes cast favoring this proposal exceed the votes cast opposing this proposal, excluding for such determination outstanding shares of the Company’s common stock beneficially owned, directly or indirectly, by (1) Dr. Prasad Jeereddi, (2) any stockholder of PSS, (3) any “immediate family member” (as defined in Item 404 of Regulation S-K) of any individual listed in the foregoing clauses (1)-(2), and (4) any “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any person listed in the foregoing clauses (1)-(3).

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THE SPECIAL COMMITTEE OF THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL FOUR TO APPROVE THE ISSUANCE OF SHARES OF THE COMAPNY’S COMMON STOCK PURSUANT TO THE TERMS OF THE ACQUISITION AGREEMENT.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval the issuance of shares of Elite common stock pursuant to the terms of the Acquisition Agreement.

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board, upon the recommendation of the Audit Committee, has appointed the firm of Mercurius & Associates, LLP (“Mercurius”) as independent auditors to audit our financial statements for the year ending December 31, 2025, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Meeting. We expect that representatives of Mercurius will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Mercurius as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Mercurius to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

RELATIONS WITH INDEPENDENT AUDITORS

The Company, upon the recommendation of its audit committee has selected Mercurius as its independent auditor for the fiscal year ending December 31, 2025.

During the years ended December 31, 2024 and 2023, neither the Company nor its audit committee consulted Mercurius with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, as defined in Item 304(a)(2)(i) of Regulation S-K, for which was concluded an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Likewise, neither the Company nor the audit committee consulted Mercurius regarding any matter that was the subject of a disagreement or a reportable event, as defined in Item 304(a)(2)(ii) of Regulation S-K.

As stated in Proposal Five, the Board has selected Mercurius to serve as our independent auditors for the fiscal year ending December 31, 2025.

Audit services performed by Mercurius for Fiscal years 2024 and 2023 consisted of the examination of our financial statements, review of fiscal quarter results, and services related to filings with the Securities and Exchange Commission (SEC). We also retained Mercurius to perform certain audit related services associated with the audit of our benefit plan. All fees paid to Mercurius were reviewed, considered for independence and upon determination that such payments were compatible with maintaining such auditors’ independence, approved by Elite’s audit committee prior to performance.

FISCAL YEARS 2024 AND 2023 AUDIT FIRM FEE SUMMARY

During fiscal years 2024 and 2023, we retained our principal accountants to provide services in the following categories and amounts:

	Years Ended December 31,
	2024	2023
Mercurius & Associates LLP
Audit Fees	$99,000	$83,000
Audit-Related Fees	—	12,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$99,000	$95,000

All of the services described above were approved by Elite’s audit committee prior to performance. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The audit committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

This proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL FIVE RATIFYING THE APPOINTMENT OF MERCURIUS & ASSOCIATES AS INDEPENDENT AUDITORS FOR ELITE.

30

PROPOSAL SIX: APPROVAL OF POSSIBLE ADJOURNMENT OF THE MEETING, IF DETERMINED TO BE NECESSARY, TO SOLICIT ADDITIONAL PROXIES

The Board believes that if there are insufficient votes to constitute a quorum, or if the Company fails to receive a sufficient number of votes to approve Proposals One, Two, Three, Four or Five, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional affirmative votes to approve such proposals, and as a result our proxy holders may move to adjourn the Meeting, for a period of not more than sixty (60) days, for the purpose of soliciting additional proxies to approve such proposals. The Company currently does not intend to propose adjournment at the Meeting if there are sufficient votes to approve Proposals One, Two, Three, Four and Five. If a quorum is present, the affirmative vote of a majority of votes cast in person or in person on the proposal (not counting “abstentions” or “broker non-votes” as votes cast) at the Meeting is required to approve the adjournment of the Meeting for the purpose of soliciting additional proxies to approve Proposals One, Two, Three, Four and/or Five.

In this Proposal Six, the Company is asking its stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposals One, Two, Three, Four and/or Five. If the Company stockholders approve this Proposal Six, the Company could adjourn the Meeting and any adjourned or postponed session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from the Company’s stockholders that have previously voted. Among other things, approval of this Proposal Six could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat Proposals One, Two, Three, Four or Five, we could adjourn the Meeting without a vote on such proposal to solicit additional proxies and votes in favor of such proposal.

If it is necessary to adjourn the Meeting, except as may be required by applicable law or SEC regulations, no notice of the adjourned meeting is required to be given to the Company’s stockholders, other than an announcement at the Meeting of the date, time and place to which the Meeting is adjourned, and the means of remote communication, if any, by which stockholders may participate in the meeting, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

VOTE REQUIRED; RECOMMENDATION OF THE COMPANY BOARD

This proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL SIX TO ADJOURN THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS ONE, TWO, THREE, FOUR AND/OR FIVE.

31

STOCKHOLDER PROPOSALS FOR MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company's stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in the Company's proxy materials relating to its Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than the anniversary date of 120 days prior to the date of this proxy statement (April __, 2026). Such proposals should be delivered to Secretary, Elite Health Systems Inc, 1131 w. 6th Street, Ontario, CA 91762.

OTHER MATTERS

The Board has at this time no knowledge of any matters to be brought before this Meeting other than those referred to above. However, if any other matters properly come before this Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

GENERAL

We will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of the Company's common stock. In addition, directors, officers and regular employees of the Company and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. All expenses in connection with soliciting management proxies for the Meeting, including the cost of preparing, assembling and mailing the Notice of Meeting, this Proxy Statement and the accompanying proxy are to be paid by the Company.

The SEC’s rules permit us and banks, brokers and other agents to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and certain banks, brokers or other agents have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

In order to assure the presence of the necessary quorum at this year's virtual Meeting, and to save Elite the expense of further mailings, please date, sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of a proxy will not prevent a stockholder of record from voting virtually at the Meeting.

By Order of the Board of Directors,

/s/ Ken Minor

Ken Minor, Secretary

September __, 2025

32

ELITE HEALTH SYSTEMS INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EHSI2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78880-S21110

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELITE HEALTH SYSTEMS INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Dr. Prasad Jeereddi	☐	☐	☐
1b. Alan Gold	☐	☐	☐
1c. William Leimkuhler	☐	☐	☐
1d. William St. Lawrence	☐	☐	☐
1e. Dr. Haranath Policherla	☐	☐	☐
2. Amend the Company's Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from 25,000,000 to 50,000,000.	☐	☐	☐
3. To approve the Company's 2025 Equity Incentive Plan with 4,500,000 maximum aggregate number of shares of common stock subject to the plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V78881-S21110

ELITE HEALTH SYSTEMS INC.
SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SEPTEMBER 30, 2025

The shareholder(s) hereby appoint(s) Ken Minor and Dr. Prasad Jeereddi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of ELITE HEALTH SYSTEMS INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time on Tuesday, September 30, 2025, virtually at www.virtualshareholdermeeting.com/EHSI2025SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4, 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

Annex A

SHARE EXCHANGE AGREEMENT

between

PHYSICIAN SUPPORT SYSTEMS, INC. and its SHAREHOLDERS

and

ELITE HEALTH SYSTEMS INC.

dated as of

September__, 2025

SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

This Share Exchange Agreement and Plan of Reorganization (this "Agreement"), dated as of September __, 2025, is entered into between PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation (the "Company") and each of its shareholders, whose names appear on the signature page hereto (the "Shareholders"), and ELITE HEALTH SYSTEMS INC., a Delaware corporation (the "EHSI"). The Company, the Shareholders and EHSI are sometimes referred to herein as the "Parties." Capitalized terms used in this Agreement have the meanings given to such terms herein.

RECITALS

WHEREAS, the Shareholders, The Company and EHSI have agreed to a share-for-share exchange pursuant to which (i) all of the outstanding shares of capital stock of the Company (the "Company Shares"), all of which are owned by the Shareholders, would be exchanged for (ii) 3,158,000 shares of newly issued Common Stock, par value $0.01per share, of EHSI (the "EHSI Shares"), in a transaction which qualifies as a reorganization and tax free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended (" Share Exchange"). and

WHEREAS, the Shareholders and the board of directors of Company and EHSI have independently determined that it is in the best interests of all of the Parties and their shareholders to execute and effectuate this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
    PURCHASE AND SALE

Section 1.01    Exchange of the Company Shares for New EHSI Shares. At the Closing, each of the Shareholders shall sell, transfer, convey, assign and deliver to EHSI the Company Shares, free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an "Encumbrance"), in exchange for the New EHSI Shares, free and clear of all Encumbrances.

Section 1.02    Pre-Closing Capitalization. Prior to Closing, EHSI shall take all corporate action and shall obtain all required regulatory approvals to increase the number of shares of authorized common stock to allow for the issuance of the New EHSI Shares.

Section 1.03    Treatment as Reorganization. For federal income tax purposes, the Share Exchange is intended to constitute a “reorganization” within the meaning of Section 368 of the Code, and the parties shall report the transactions contemplated by this Agreement consistent with such intent and shall take no position in any tax filing or legal proceeding inconsistent therewith. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE II
CLOSING

Section 2.01    Closing. The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated under this Agreement (other than conditions with respect to actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the "Closing Date") in the manner as the Parties may mutually agree upon. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. New York time on the Closing Date.

Section 2.02     The Company and Shareholders Deliverables. At the Closing, the Company and the Shareholders shall deliver to EHSI the following:

(a)    Share certificates evidencing the Company Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required share transfer tax stamps affixed thereto.

(b)    A certificate of the Secretary (or other officer) of the Company certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors of the Company authorizing the execution, delivery, and performance of this Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the "Transaction Documents") to which either the Company or any of the Shareholders is a party and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; (ii) the names, titles, and signatures of the officers of the Company authorized to sign this Agreement and the other Transaction Documents; and (iii) that attached thereto are true and complete copies of the governing documents of the Company, including any amendments or restatements thereof, and that such governing documents are in full force and effect.

(c)    Resignations of the directors and officers of the Company, to the extent designated by EHSI, effective as of the Closing Date.

(d)    A certificate of status for the Company from the Secretary of State of the State of Delaware and a certificate of good standing (or its equivalent) for the Company certified by the Secretary of State or similar Governmental Authority of each state where the Company is required to be qualified, registered, or authorized to do business. The term "Governmental Authority" means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court, or tribunal of competent jurisdiction.

Section 2.03    EHSI Deliverables. At the Closing, EHSI shall deliver the following to the Shareholders:

(a)    Share certificates evidencing the New EHSI Shares, free and clear of all Encumbrances, or other appropriate evidence of the ownership of the New EHSI Shares.

(b)    A certificate of the Secretary (or other officer) of EHSI certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors of EHSI authorizing the execution, delivery, and performance of this Agreement and the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; and (ii) the names, titles, and signatures of the officers of EHSI authorized to sign this Agreement and the other Transaction Documents to which it is a party.

Section 2.04    Conditions to Closing. On or before the Closing, the Parties will resolve, as needed, certain current obligations on the balance sheet of the Company (the “Current Obligation”), through the exchange of the Current Obligation into equity in the Company or the establishment of other arrangements satisfactory to the parties. If such obligation is to be exchanged for equity in the Company prior to the closing, Schedule 1.01, the identity of the Shareholders, will be adjusted to include the identity of the obligee of the Current Obligation, and the number of New EHSI Shares to be issued to the currently listed Shareholder will be reduced to accommodate this modification so that the total number of New EHSI Shares remains as indicated on Schedule 1.01. If such obligation is not satisfied prior to the Closing, it shall be satisfied after closing by re-allocating, at the direction of the holder of the Current Obligation, a portion of the New EHSI Shares issued to the Shareholders as provided in Schedule 1.01, with the New EHSI Shares to be retained by the listed Shareholders reduced pro rata. The Parties shall mutually agree on the number of EHSI Shares to be re-allocated to satisfy the Current Obligation.

Section 2.05    Post-Closing Matters. After the Closing, each of the Parties will execute and deliver such further documents and take such further actions as may be reasonably necessary to carry out the provisions and purposes of this Agreement.

ARTICLE III
    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

Each of the Company and the Shareholders represents and warrants to EHSI that the statements contained in this Article ARTICLE III are true and correct as of the date hereof. For purposes of this Article ARTICLE III, "knowledge of the Company and the Shareholders," and any similar phrases shall mean the actual knowledge of any of the Shareholders or current directors or officers of the Company.

Section 3.01    Organization and Authority of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the Laws (as such term is defined in Section 3.03) of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which the Company is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and each Transaction Document to which the Company or any of the Shareholders is a party constitute legal, valid, and binding obligations of each such party enforceable against such party in accordance with their respective terms.

Section 3.02    Capitalization.

(a)    All of the Company Shares are issued to and owned by the Shareholders. and such . All of the Company Shares have been duly authorized, are validly issued, fully paid and nonassessable, and are owned of record and beneficially by the Shareholders, free and clear of all Encumbrances. Upon the transfer, assignment, and delivery of the Company Shares and payment therefor in accordance with the terms of this Agreement, EHSI shall own all of the Company Shares, free and clear of all Encumbrances.

(b)    All of the Company Shares were issued in compliance with applicable Laws. None of the Company Shares were issued in violation of any agreement or commitment to which the Company or any of the Shareholders is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (each, a "Person").

(c)    There, are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the shares of the Company or obligating the Company to issue or sell any shares of, or any other interest in, the Company. There are no voting trusts, shareholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Company Shares.

Section 3.03    No Conflicts or Consents. The execution, delivery, and performance by the Company and the Shareholders of this Agreement and the other Transaction Documents to which either of the foregoing is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of the Company; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (collectively, "Law") or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority ("Governmental Order") applicable to the Company or any of the Shareholders; (c) require the consent, notice, or filing with or other action by any Person or require any Permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, "Contracts"), to which the Company or any of the Shareholders is a party or by which the Company or any of the Shareholders is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrance on any properties or assets of the Company.

Section 3.04    Financial Statements. Complete copies of the Company's financial statements consisting of the balance sheet of the Company as at March 31, 2024 and 2025 and the related statements of income and retained earnings, shareholders' equity, and cash flow for the years then ended (the "Financial Statements") have been delivered to EHSI. The Financial Statements are based on the books and records of the Company and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of March 31, 2025 is referred to herein as the "Balance Sheet" and the date thereof as the "Balance Sheet Date". The Company maintains a standard system of accounting established and administered in accordance with GAAP.

Section 3.05    Undisclosed Liabilities. The Company has no liabilities, obligations, or commitments of any nature whatsoever, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, "Liabilities"), except: (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date; and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.06    Absence of Certain Changes, Events, and Conditions. Since the Balance Sheet Date, and other than in the ordinary course of business consistent with past practice, there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company.

Section 3.07    Material Contracts.

(a)       As used in this Agreement, "Material Contracts" shall mean the following:

(i)    each Contract of the Company involving aggregate consideration in excess of $10,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days' notice;

(ii)    all Contracts that provide for the indemnification by the Company of any Person or the assumption of any Tax (as defined in Section 3.16(a), environmental, or other Liability of any Person;

(iii)    all Contracts relating to Intellectual Property (as defined in Section 3.09(a)), including all licenses, sublicenses, settlements, coexistence agreements, covenants not to sue, and permissions;

(iv)    except for Contracts relating to trade payables, all Contracts relating to indebtedness (including, without limitation, guarantees) of the Company; and

(v)    all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time.

(b)      Each Material Contract is valid and binding on the Company in accordance with its terms and is in full force and effect. None of the Company or, to the Company's or the Shareholders’ knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under) in any material respect, or has provided or received any notice of any intention to terminate, any Material Contract. Complete and correct copies of each Material Contract (including all modifications, amendments, and supplements thereto and waivers thereunder) have been made available to EHSI.

Section 3.08    Real Property; Title to Assets. Except as set forth on Section 3.08 of the Disclosure Schedules, one of the Material Contracts relate to real property or the ownership of material assets essential to the performance of the Company’s business as currently performed or as planned to be performed within the next six (6) months.

Section 3.09    Intellectual Property.

(a)    The term "Intellectual Property" means any and all of the following in any jurisdiction throughout the world: (i) issued patents and patent applications; (ii) trademarks, service marks, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (iii) copyrights, including all applications and registrations; (iv) trade secrets, know-how, inventions (whether or not patentable), technology, and other confidential and proprietary information and all rights therein; (v) internet domain names and social media accounts and pages; and (vi) other intellectual or industrial property and related proprietary rights, interests, and protections.

(b)    The Company owns or has the valid and enforceable right to use all Intellectual Property used or held for use in or necessary for the conduct of the Company's business as currently conducted or as proposed to be conducted (the "Company Intellectual Property"), free and clear of all Encumbrances. All of the Company Intellectual Property is valid and enforceable and in full force and effect. The Company has taken all reasonable and necessary steps to maintain and enforce the Company Intellectual Property.

(c)    The conduct of the Company's business as currently and formerly conducted and as proposed to be conducted has not infringed, misappropriated, or otherwise violated and will not infringe, misappropriate, or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, or otherwise violated any Company Intellectual Property.

Section 3.10    Left Blank Intentionally.

Section 3.11    Insurance. All current policies or binders of insurance maintained by the Company and relating to the assets, business, operations, employees, officers, and directors of the Company (collectively, the "Insurance Policies"): (a) are in full force and effect; (b) are valid and binding in accordance with their terms; (c) are provided by carriers who are financially solvent; and (d) have not been subject to any lapse in coverage. The Company has not received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have been paid. Company is not in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any Insurance Policy.

Section 3.12    Legal Proceedings; Governmental Orders.

(a)    There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, "Actions") pending or, to the knowledge of the Company or the Shareholders, threatened against or by the Company, the Shareholders, or any Affiliate of either of them: (i) relating to or affecting the Company or any of the Company's properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b)    There are no outstanding, and the Company is in compliance with all, Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

Section 3.13    Compliance with Laws; Permits.

(a)    The Company has complied, and is now complying, with all Laws applicable to it or its business, properties, or assets.

(b)    All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, "Permits") in order for the Company to conduct its business have been obtained and are valid and in full force and effect. No event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

Section 3.14    Employee Benefit Matters.

(a)    Each "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, and including the regulations thereunder, "ERISA"), whether or not written and whether or not subject to ERISA, and each supplemental retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, equity, change in control, retention, severance, salary continuation, and other similar agreement, plan, policy, program, practice, or arrangement which is or has been established, maintained, sponsored, or contributed to by the Company or under which the Company has or may have any Liability is referred to herein as a "Benefit Plan".

(b)    Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will, either alone or in combination with any other event: (i) entitle any current or former director, officer, employee, independent contractor, or consultant of the Company to any severance pay, increase in severance pay, or other payment; (ii) accelerate the time of payment, funding, or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) limit or restrict the right of the Company to amend or terminate any Benefit Plan; (iv) increase the amount payable under any Benefit Plan; (v) result in any "excess parachute payments" within the meaning of Section 280G(b) of the Code; or (vi) require a "gross-up" or other payment to any "disqualified individual" within the meaning of Section 280G(c) of the Code.

Section 3.15    Employment Matters.

(a)    Section 3.15(a) of the Disclosure Schedules lists: (i) all employees, independent contractors, and consultants of the Company; and (ii) for each individual described in clause (i), (A) the individual's title or position, hire date, and compensation, (B) any Contracts entered into between the Company and such individual, and (C) the fringe benefits provided to each such individual. All compensation payable to all employees, independent contractors, or consultants of the Company for services performed on or prior to the Closing Date have been paid in full.

(b)    The Company is and has been in compliance in all material respects with: (i) all applicable employment Laws and agreements regarding hiring, employment, termination of employment, plant closings and mass layoffs, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, engagement and classification of independent contractors, payroll taxes, and immigration with respect to all employees, independent contractors, and contingent workers; and (ii) all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing employees of the Company.

Section 3.16    Taxes.

(a)    All returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, "Tax Returns") required to be filed by the Company on or before the Closing Date have been filed. Such Tax Returns are true, correct, and complete in all material respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been paid. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. The Company has delivered to EHSI copies of all Tax Returns and examination reports of the Company and statements of deficiencies assessed against, or agreed to by, the Company, for all Tax periods ending after 2022 and later. The term "Tax" or "Taxes" means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

(b)    The Company has not been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c)    There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

(d)    Neither of the Shareholders is not a "foreign person" as that term is used in Treasury Regulations Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

Section 3.17    Books and Records. The minute books and share record and transfer books of the Company, all of which are in the possession of the Company and have been made available to EHSI, are complete and correct in all material respects.

Section 3.18    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Company or the Shareholders.

Section 3.19    Full Disclosure. No representation or warranty by the Company or the Shareholders in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to EHSI pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF EHSI

EHSI represents and warrants to the Shareholders that the statements contained in this Article ARTICLE IV are true and correct as of the date hereof. For purposes of this Article ARTICLE IV, "EHSI's knowledge," "knowledge of EHSI," and any similar phrases shall mean the actual or constructive knowledge of any director or officer of EHSI, after due inquiry.

Section 4.01    Organization and Authority of EHSI. EHSI is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Delaware. EHSI has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which EHSI is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by EHSI of this Agreement and any other Transaction Document to which EHSI is a party, the performance by EHSI of its obligations hereunder and thereunder, and the consummation by EHSI of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of EHSI. This Agreement and each Transaction Document constitute legal, valid, and binding obligations of EHSI enforceable against EHSI in accordance with their respective terms.

Section 4.02    Capitalization.

(a)    Without giving effect to the issuance of the New EHSI Shares as contemplated under this Agreement, the authorized capital stock of the EHSI consists of 100 shares of Common Stock, par value $.01 per share, all of which are issued and outstanding prior to giving effect to the issuance of the New EHSI Shares. All of the EHSI Shares currently outstanding have been duly authorized, are validly issued, fully paid and nonassessable. When issued and delivered in accordance with the terms of this Agreement, the New EHSI Shares shall be validly issued, fully paid and non-assessable shares of EHSI and the Shareholders shall own the New EHSI Shares, free and clear of all Encumbrances.

(b)    All of the EHSI Shares were issued in compliance with applicable Laws. None of the Company Shares were issued in violation of any agreement or commitment to which EHSI is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (each, a "Person").

(c)    There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the capital stock of EHSI or obligating EHSI to issue or sell any shares of, or any other interest in, the Company, other than as contemplated under this Agreement with respect to the New EHSI Shares. There are no voting trusts, shareholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the EHSI Shares.

Section 4.03    No Conflicts; Consents. The execution, delivery, and performance by EHSI of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of EHSI; (b) violate or conflict with any provision of any Law or Governmental Order applicable to EHSI; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

Section 4.04    Investment Purpose. EHSI is acquiring the Company Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

Section 4.05    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of EHSI.

ARTICLE V
    COVENANTS

Section 5.01    Confidentiality. The Company and the Shareholders shall, and shall cause their respective directors, officers, employees, consultants, counsel, accountants, and other agents (collectively, "Representatives") to, hold in confidence any and all information, in any form, concerning the Company, except to the extent that the Shareholders can show that such information: (a) is generally available to and known by the public through no fault of the Shareholders or the Company, or their respective Representatives; or (b) is lawfully acquired by the Company or the Shareholders, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by any obligation. If the Company or the Shareholders, or their respective Representatives, are compelled to disclose any information by Governmental Order or Law, such party shall promptly notify EHSI in writing and shall disclose only that portion of such information which is legally required to be disclosed; provided, however, the Company or the Shareholders shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. Following the Closing, it shall be the responsibility of EHSI to ensure that the confidentiality provisions in place at the time of the Closing are maintained.

Section 5.02    Non-Competition; Non-Solicitation.

(a)    For a period of two (2) years commencing on the Closing Date (the "Restricted Period"), the Shareholders shall not, and shall not collaborate with other persons or entities to, directly or indirectly: (i) engage in or assist others in engaging in any activity that is the same as, or similar to, the Company's business, including the establishment of health maintenance organizations and similar entities (the "Restricted Business") in California (the "Territory"); (ii) have an interest in any Person that engages, directly or indirectly, in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, director, officer, member, manager, employee, contractor, principal, agent, volunteer, intern, advisor, or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between the Company and customers or suppliers of the Company.

(b)    During the Restricted Period, the Shareholders shall not, and shall not collaborate with other persons or entities to, directly or indirectly, hire or solicit any current or former employee of the Company or encourage any employee to leave the Company's employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, however, nothing in this Section 502(b) shall prevent either of the Shareholders or any of his associates from hiring: (i) any employee terminated by the Company; or (ii) after one hundred eighty (180) days from the date of resignation, any employee that has resigned from the Company.

(c)    The Shareholders acknowledges that a breach or threatened breach of this Section 5.02 would give rise to irreparable harm to EHSI, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by the Shareholders of any such obligations, EHSI shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, or specific performance (without any requirement to post bond).

(d)    The Shareholders acknowledge that the restrictions contained in this Section 5.02 are reasonable and necessary to protect the legitimate interests of EHSI and constitute a material inducement to EHSI to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 5.02 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction or any Governmental Order, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law or such Governmental Order. The covenants contained in this Section 5.02 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 5.03    Further Assurances. Following the Closing, each of the Parties hereto shall execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI
    COMPLIANCE WITH APPLICABLE SECURITIES LAWS

Section 6.01    Investment Intent.

(a)       The Shareholders acknowledge and agree that they are acquiring the New EHSI Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the New EHSI Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") directly or indirectly unless the New EHSI Shares are sold in a transaction that does not require registration under the Securities Act, or any applicable United States state laws and regulations governing the offer and sale of securities, and the selling Shareholder has furnished to EHSI an opinion of counsel to that effect or such other written opinion as may be reasonably required by EHSI.

(b)       The Shareholders acknowledge and agree that the certificates representing the New EHSI Shares shall bear a restrictive legend, substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.”

(c)       The Shareholders acknowledge and agree that:

(i)    EHSI will refuse to register any transfer of the New EHSI Shares not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws, and

(ii)    EHSI may make a notation on its records and/or give instructions to its registrar and transfer agent in order to implement the restrictions on transfer set forth and described herein.

ARTICLE VII
TAX MATTERS

Section 7.01    Tax Covenants.

(a)    Without the prior written consent of EHSI, the Shareholders shall not, to the extent it may affect or relate to the Company: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of EHSI or the Company, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a "Straddle Period"), the portion of any Straddle Period beginning after the Closing Date.

(b)    To the extent required, EHSI shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

Section 7.02    Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods for purposes of this Agreement shall be: (a) in the case of Taxes: (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth; (ii) imposed in connection with the sale, transfer, or assignment of property; or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period. The term "Pre-Closing Tax Period" means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

Section 7.03    Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date.

Section 7.04    Cooperation and Exchange of Information. The Parties shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this Article ARTICLE VIII or in connection with any proceeding in respect of Taxes of the Company, including providing copies of relevant Tax Returns and accompanying documents. Each Party shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company for any Pre-Closing Tax Period (collectively, "Tax Records") until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

Section 7.05    Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.16 and this Article ARTICLE VIII shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) plus ninety (90) days.

ARTICLE VIII
    INDEMNIFICATION

Section 8.01    Indemnification by the Shareholders. Subject to the other terms and conditions of this Article ARTICLE VIII, the Shareholders shall indemnify and defend EHSI against, and shall hold it harmless from and against, and shall pay and reimburse EHSI for, any and all Losses incurred or sustained by, or imposed upon, EHSI based upon, arising out of, with respect to, or by reason of:

(a)    any inaccuracy in or breach of any of the representations or warranties of the Company or any of the Shareholders contained in this Agreement or the other Transaction Documents; or

(b)    any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by the Company or any of the Shareholders pursuant to this Agreement or the other Transaction Documents.

Section 8.02    Indemnification by EHSI. Subject to the other terms and conditions of this Article ARTICLE VIII, EHSI shall indemnify and defend each of the Shareholders against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Shareholders based upon, arising out of, with respect to, or by reason of:

(a)    any inaccuracy in or breach of any of the representations or warranties of EHSI contained in this Agreement or the other Transaction Documents; or

(b)    any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by EHSI pursuant to this Agreement.

Section 8.03    Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the "Indemnified Party") shall promptly provide written notice of such claim to the other party (the "Indemnifying Party"). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 8.04    Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein and all related rights to indemnification shall survive the Closing and shall remain in full force and effect until the date that is one (1) years from the Closing Date; provided, however, the representations and warranties in (a) Section 3.01, Section 3.02, Section 3.18, Section 4.01, Section 4.02 and Section 4.05 shall survive indefinitely and (b) Section 3.14 and Section 3.16 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof). Subject to Article ARTICLE VII, all covenants and agreements of the Parties contained herein shall survive the Closing indefinitely unless another period is explicitly specified herein or by applicable Laws.

Section 8.05    Cumulative Remedies. The rights and remedies provided for in this Article ARTICLE VIII are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE IX
    MISCELLANEOUS

Section 9.01    Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

Section 9.02    Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to the Shareholders

Dr. Prasad Jeereddi

c/o Physician Support Systems, Inc.

1131 W. 6th Street, Suite 225

Ontario, CA 91762

Dr. Praveena Jeereddi

c/o Physician Support Systems, Inc.

1131 W. 6th Street, Suite 225

Ontario, CA 91762

If to the Company:	Physician Support Systems, Inc 1131 W. 6th Street, Suite 225 Ontario, CA 91762

If to EHSI:	Elite Health Systems Inc. 1131 W 6th Street Ontario, CA 91762

Section 9.03    Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04    Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05    Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, any exhibits, and the Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 9.06    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07    Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08    Governing Law; Submission to Jurisdiction. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby shall be instituted in the federal courts of the United States District Court for the Central District of California or the courts of the State of California, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 9.09    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SHAREHOLDERS

Dr. Prasad Jeereddi

Dr. Prasad Jeereddi

PHYSICIAN SUPPORT SYSTEMS, INC.

By:
Name:
Title:

ELITE HEALTH SYSTEMS INC.

By:
Name:
Title:

DISCLOSURE SCHEDULES

Schedule 3.08

Exceptions to Representation of Section 3.08 Regarding Real Property

Section 3.15(a)

Listing of Key Information Regarding Employees and Consultants

Annex B

ELITE HEALTH SYSTEMS INC.

2025 EQUITY INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1    Establishment. Elite Health Systems Inc., a Delaware corporation, established the Elite Health Systems Inc. 2025 Equity Incentive Plan (the “Plan”) effective upon the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights (“SARs”), Stock Purchase Rights, Stock Grants, Restricted Stock Units and Performance Shares, and Performance Share Units. In addition, the Plan provides for certain cash-based amounts for service as Director.

1.3    Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1    Definitions. Whenever used herein, the terms set forth in Appendix I shall have their respective meanings set forth in Appendix I.

2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent consistent with applicable law, the Board may, in its discretion, delegate to a committee comprised of one or more Officers (any such committee, an “Officer Committee”) the authority to designate Employees (other than themselves) to receive one or more Stock Awards, Options or rights to acquire shares of Stock and to determine the number of shares of Stock subject to such Stock Awards, Options and rights, without further approval of the Board or the Committee. Any such grants will be subject to the terms of the Board resolutions providing for such delegation of authority.

3.3    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b)  to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)   to determine the Fair Market Value of shares of Stock or other property;

(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)    to determine whether an Award of SARs, Restricted Stock Units or Performance Shares or Performance Share Units will be settled in shares of Stock, cash, or in any combination thereof;

(f)    to approve one or more forms of Award Agreement;

(g)    subject to Section 3.4, to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)    to prescribe, amend or rescind rules, guidelines and policies relating to the plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, non-United States jurisdictions whose citizens may be granted Awards; and

(j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4    Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options or SARs and the grant in substitution therefor of new Awards having a lower exercise or purchase price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof or (c) except in connection with an adjustment pursuant to Section 4.2 or a transaction, the cashout of Options or SARs with an exercise price below Fair Market Value. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 4,500,000. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or cancelled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price to effect a forfeiture of unvested shares upon termination of Service, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall be added back to the Plan share reserve in an amount corresponding to the reduction in such share reserve previously made in accordance with the rules described above in this Section 4.1 and again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award (other than a SAR that may be settled in shares of Stock and/or cash) that is settled in cash. Shares withheld in satisfaction of tax withholding obligations pursuant to Section 13.2 shall not again become available for issuance under the Plan. Upon exercise of a SAR, whether in cash or shares of Stock, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by “net exercise” (as described in Section 6.3(a)(iv)) or tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.2    Adjustments for Changes in Capital Structure. In the event of any change in the Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Limit (as defined in Section 5.3(b)),and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. ELIGIBILITY AND AWARD LIMITATIONS.

5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Directors and Consultants. No Award shall be granted prior to the date on which such person commences Service.

5.2    Participation. Except as otherwise provided in Section 3.2, Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person, but who is otherwise an Employee or a Director of, or Consultant to, the Company or any of its Affiliates, may be granted only a Nonstatutory Stock Option.

(b) ISO Share Limit. Subject to adjustment as provided in Section 4.2, the maximum number of shares of Stock that may be issued upon the exercise of Incentive Stock Options granted under the Plan will equal the aggregate Share number stated in the first sentence of Section 4.1, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any shares of Stock that become available for issuance under the Plan pursuant to Section 4.1 (the “ISO Share Limit”).

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, each portion shall be separately identified.

(d) Leaves of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

6. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 409A and 424(a) of the Code.

6.2    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder to an Employee, Consultant or Director shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions or the Plan.

6.3    Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)    Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either (A) have been owned by the Participant for such period as necessary to avoid a charge to earnings for financial accounting purposes and not used for another Option exercise by attestation during any such period or (B) were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4    Effect of Termination of Service. An Option shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option or in another written (including electronic) agreement between the Company and the Participant.

6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act or other applicable law.

7. TERMS AND CONDITIONS OF SARS.

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3    Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or cancelled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be cancelled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be cancelled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4    Exercise of SARs. Upon the exercise of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5    Effect of Termination of Service. A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR or in another written (including electronic) agreement between the Company and the Participant.

7.6    Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

8. TERMS AND CONDITIONS OF STOCK AWARDS.

Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit, and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1    Types of Stock Awards Authorized. Stock Awards may be in the form of a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit. Stock Awards may be granted or vest upon such conditions as the Committee shall determine, including, without limitation, service to a Participating Company or upon the attainment of one or more Performance Goals.

8.2    Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Grant.

8.3    Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to an Employee, a Consultant or a Director may become exercisable prior to the date on which such person commences Service.

8.4    Payment of Purchase Price. At the time of grant of Restricted Stock Units, the Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock acquired pursuant to Restricted Stock Units. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right or delivered pursuant to a Restricted Stock Unit shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof, in each case consistent with any requirements under applicable law regarding payment in respect of the “par value” of the Stock. The Committee may at any time or from time to time grant Stock Purchase Rights or Restricted Stock Units which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5    Vesting; Restrictions on Transfer; Deferral. Shares issued pursuant to any Stock Award (including, without limitation, the percentage of actual achievement relative to pre-established target Performance Goals) may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, a Performance Award Formula and/or Performance Goals (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to a Change of Control as provided in Section 11, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. Restricted Stock Units may be subject to such conditions that may delay the delivery of the shares of Stock (or their cash equivalent) subject to Restricted Stock Units after the vesting of such Award.

8.6    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Stock Grant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. With respect to Restricted Stock Units, the Committee may, in its sole discretion, provide that dividend equivalents shall not be paid, provide for the payment of dividend equivalents on Restricted Stock Units that have become nonforfeitable, provide for the accumulation until and payment of dividend equivalents to the extent that the Restricted Stock Units become nonforfeitable or any combination thereof. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions and, if applicable, deferral elections as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made. Notwithstanding anything herein to the contrary, dividends or dividend equivalents may be accumulated but shall not be paid with respect to shares subject to a Stock Award unless and until the Vesting Conditions are satisfied.

8.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Stock Award and set forth in the Award Agreement or in another written (including electronic) agreement between the Company and the Participant, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (i) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service, (ii) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Grant which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (iii) the Participant shall forfeit all rights in any portion of a Restricted Stock Unit award that has not vested as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8    Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

9. TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Performance Awards shall be evidenced by award agreements in such form as the committee shall from time to time establish. No performance award or purported performance award shall be a valid and binding obligation of the company unless evidenced by a fully executed award agreement. Award agreements evidencing performance awards may incorporate all or any of the terms of the plan by reference and shall comply with and be subject to the following terms and conditions:

9.1    Types of Performance Awards Authorized. Performance Awards may be in the form either of Performance Shares or Performance Share Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Share Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4    Measurement of Performance Goals. The Performance Goals shall be established by the Committee on the basis of achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. Performance Goals may include a minimum, maximum, target level and intermediate or other levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Goal may be stated as an absolute value or as a value determined relative to a standard selected by the Committee. Performance Goals may differ from Participant to Participant and from Award to Award.

9.5    Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Participant upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

(c) Effect of Leaves of Absence. Unless otherwise required by law or determined by the Committee, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days of leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments at the election of the Participant or otherwise. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

9.6    Dividend Equivalents. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid on Performance Shares that have become nonforfeitable or may be accumulated until and paid to the extent that Performance Shares become nonforfeitable or a combination thereof, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. Notwithstanding anything herein to the contrary, Dividend Equivalents may be accumulated but shall not be paid with respect to Performance Share Awards unless and until the Performance Share Awards are earned.

9.7    Effect of Termination of Service. The effect of a Participant’s termination of Service on the Participant’s Performance Award shall be as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award or in another written (including electronic) agreement between the Company and the Participant.

9.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. STANDARD FORMS OF AWARD AGREEMENT.

10.1    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

10.2    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

10.3    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause as determined by the Committee.

11. CHANGE OF CONTROL.

11.1        Except as otherwise provided in a Participant’s Award Agreement, “Change of Control” shall mean a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that anything in this Plan to the contrary notwithstanding, a Change of Control shall be deemed to have occurred if:

(a)   any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company, provided that such individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, was not, prior to the Effective Date, the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

(b)   during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) (the “Incumbent Directors”), cease for any reason to constitute a majority thereof;

(c)   there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own securities representing more than 50% of the combined voting power of the Company, a parent of the Company or other corporation resulting from such Transaction (counting, for this purpose, only those securities held by the Company’s stockholders immediately after the Transaction that were received in exchange for, or represent their continuing ownership of, securities of the Company held by them immediately prior to the Transaction);

(d)   all or substantially all of the assets of the Company are sold, liquidated or distributed; or

(e)   there is a “Change of Control” or a “change in the effective control” of the Company within the meaning of Section 280G of the Code and the regulations promulgated thereunder.

11.2    The Committee or the Board may, in its discretion, provide in any Award Agreement, severance plan or other individual agreement, that, in the event of a Change of Control of the Company, the Award held by a Participant shall become vested, exercisable and/or payable to such extent as specified in such document.

11.3    In the event of a Change of Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent equity awards for the Acquiror’s stock. In the event the Acquiror elects not to assume or substitute for outstanding Awards in connection with a Change of Control, any unexercised and/or unvested portions of such outstanding Awards shall become immediately exercisable and vested in full as of immediately prior to the effective date of the Change of Control. The exercise and/or vesting of any Award that was permissible solely by reason of this paragraph 12 shall be conditioned upon the consummation of the Change in Control. Any Awards which are not assumed or replaced by the Acquiror in connection with the Change of Control nor exercised as of the time of consummation of the Change of Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change of Control.

12. COMPLIANCE WITH SECURITIES LAW.

12.1    The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of United States federal and state and non-United States law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (i) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.2    If the exercise of an Award, or the purchase or delivery of shares of Stock subject to an Award, following the termination of the Participant’s Service would be prohibited at any time during the applicable post-termination period solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Service during which the exercise of the Award would not be in violation of such registration requirements, or (ii) the expiration of the term of the Award as set forth in the Award Agreement.

13. TAX WITHHOLDING.

13.1    Tax Withholding in General. Unless prohibited by applicable law, the Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the United States federal, state, local and non-United States taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2    Withholding in Shares. Unless prohibited by applicable law, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount permitted by the Committee or the amount of taxes owed by the Participant up to the maximum statutory tax rate in the Participant’s applicable jurisdiction.

14.TERMINATION OR AMENDMENT OF PLAN.

The Committee may terminate or amend the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

15.MISCELLANEOUS PROVISIONS.

15.1    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

15.2    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, a Consultant or a Director, or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

15.3    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

15.4    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

15.5    Beneficiary Benefits. Subject to local laws and procedures, the Company may request appropriate written documentation from a trustee or other legal representative, court, or similar legal body, regarding any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before such representative shall be entitled to act on behalf of the Participant and before a beneficiary receives any or all of such benefit.

15.6    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Officer Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

15.7    Section 409A. It is intended that all of the benefits and payments provided under this Plan satisfy, to the greatest extent possible, the exemptions from the application of Code Section 409A (together, with any state law of similar effect, “Section 409A”) provided under Treasury Regulations Sections 1.409A-1(b)(4), 1.409A-1(b)(5), 1.409A-1(b)(6) and 1.409A-1(b)(9), and this Plan will be construed to the greatest extent possible as consistent with those provisions. To the extent not so exempt, this Plan and the payments and benefits to be provided hereunder are intended to, and will be construed and implemented so as to, comply in all respects with the applicable provisions of Section 409A. For purposes of Section 409A (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment.

To the extent that the Committee determines that any Award granted under the Plan is, or may reasonably be, subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code (or any similar provision). Such terms and conditions shall include, without limitation, the following provision (or comparable provision of similar effect): “To the extent that (i) one or more of the payments or benefits received or to be received by a Participant upon “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h) without regard to alternative definitions thereunder) pursuant to this Plan would constitute deferred compensation subject to the requirements of Section 409A, and (ii) the Participant is a “specified employee” within the meaning of Section 409A at the time of separation from service, then to the extent delayed commencement of any portion of such payments or benefits is required in order to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) and the related adverse taxation under Section 409A, such payments and benefits shall not be provided to the Participant prior to the earliest of (i) the expiration of the six-month period measured from the date of separation from service, (ii) the date of the Participant’s death or (iii) such earlier date as permitted under Section 409A without the imposition of adverse taxation on the Participant. Upon the first business day following the expiration of such applicable Section 409A(a)(2)(B)(i) period, all payments and benefits deferred pursuant to this paragraph shall be paid in a lump sum to the Participant, and any remaining payments and benefits due shall be paid as otherwise provided herein.” If an Award Agreement is silent as to such provision, the foregoing provision is hereby incorporated by reference directly into such Award Agreement.

In addition, and notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award is, or may reasonably be, subject to Section 409A and related Department of Treasury guidance (including such Department of Treasury guidance issued from time to time) or contains any ambiguity as to the application of Section 409A, the Committee may, without the Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (A) exempt (or clarify the exemption of) the Award from Section 409A, (B) preserve the intended tax treatment of the benefits provided with respect to the Award, and/or (C) comply with the requirements of Section 409A and related Department of Treasury guidance.

Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall be responsible for, or required to reimburse or otherwise make any Participant whole for, any tax or penalty imposed on, or losses incurred by, any Participant that arises in connection with the potential or actual application of Section 409A to any Award granted hereunder.

APPENDIX I

(a)    “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)    “Award” means any Option, SAR, Stock Purchase Right, Stock Grant, Restricted Stock Unit, Performance Share, Performance Unit or for service as a Director, cash-based amounts (including, without limitation, retainers) granted under the Plan.

(c)    “Award Agreement” means a written (including electronic) agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement, an “SAR Agreement,” a “Stock Purchase Agreement,” a “Stock Grant Agreement,” a “Restricted Stock Unit Agreement,” “a “Performance Share Agreement” or a “Performance Unit Agreement.”

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f)    “Committee” means the Executive Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(g)    “Company” means Elite Health Systems Inc., a Delaware corporation, or any successor corporation thereto.

(h)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on (i) registration on a Form S-8 Registration Statement under the Securities Act, or (ii) Rule 701 of the Securities Act, or (iii) other means of compliance with the securities laws of all relevant jurisdictions.

(i)    “Director” means a member of the Board or the board of directors of any other Participating Company.

(j)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) and 409A(a)(2)(C)(i) of the Code.

(k)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(l)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on The Nasdaq Global Select Market, The Nasdaq Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable or such other value determined by the Committee in good faith. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(o)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.

(p)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or not qualifying as an incentive stock option within the meaning of Section 422(b) of the Code.

(q)    “Officer” means any person designated by the Board as an officer of the Company.

(r)    “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(s)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t)    “Participant” means any eligible person who has been granted one or more Awards.

(u)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(v)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(w)    “Performance Award” means an Award of Performance Shares or Performance Units.

(x)    “Performance Award Formula” means, for an Award, a formula or table established by the Committee, which provides the basis for computing the value of an Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(y)    “Performance Goal” means a performance goal established by the Committee.

(z)    “Performance Period” means a period established by the Committee at the end of which one or more Performance Goals are to be measured.

(aa)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share based on performance.

(bb)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit based upon performance.

(cc)    Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 of the Plan to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

(dd)    “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

(ee)    “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(ff)    “Securities Act” means the Securities Act of 1933, as amended.

(gg)    “Service” means a Participant’s employment or service with the Participating Company Group as an Employee, a Consultant or a Director, whichever such capacity the Participant held on the date of grant of an Award. Unless otherwise determined by the Committee, a Participant’s Service shall be deemed to have terminated if the Participant ceases to render service to the Participating Company Group in such initial capacity. However, a Participant’s Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Participant renders such Service in such initial capacity, provided that there is no interruption or termination of the Participant’s Service. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing and to the extent applicable Section 409A, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(hh)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ii)    “Stock Award” means an Award of a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit Award.

(jj)    “Stock Grant” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(kk)    “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(ll)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(mm)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(nn)    “Vesting Conditions” mean those conditions established in accordance with Section 8.5 of the Plan prior to the satisfaction of which shares subject to a Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

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